UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1: Report to Shareholders

PARNASSUS FUNDS®

ANNUAL REPORT  ¡  DECEMBER 31, 2013

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Annual Report • 2013

February 3, 2014

Dear Shareholder:

It was a great year for the stock market and for the Parnassus Funds! Three of our funds had returns in excess of 30% – the Parnassus Fund, the Parnassus Equity Income Fund and the Parnassus Workplace Fund. The other two domestic equity funds, the Parnassus Small-Cap and the Parnassus Mid-Cap, each gained over 28% in 2013. Although they did not beat their benchmarks, they had excellent absolute returns. Enclosed you will find the reports on all the funds, which I think you will enjoy reading.

One fund I want to highlight is the Parnassus Equity Income Fund. It had a total return of 34.01% (investor shares) compared to 32.38% for the S&P 500 Index and 27.92% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper. I have joked in the past that the Equity Income Fund was for widows and orphans because of its relative conservative stance. Normally, it doesn’t keep up with the market in really good years like 2013, but it doesn’t go down as much as the market in really bad years like 2008. However, after its performance in 2013, I can no longer refer to the Equity Income Fund as being for widows and orphans only. After its gain of 34% in 2013, it should now be identified as an “all-weather” fund. In other words, it can still beat the market in bad years, but it can also keep up with the market in good years. While the Equity Income Fund’s performance has been impressive, I should remind investors that past performance is no guarantee of future results. This “all-weather” designation is a real tribute to lead manager, Todd Ahlsten, and his co-manager, Ben Allen. They are a tremendous team and they have done a wonderful job.

New Staff Members

Downey Blount recently joined us as a Senior Compliance Officer of Parnassus Investments, and Deputy Chief Compliance Officer of Parnassus Funds Distributor. Downey has been with us on a temporary basis since June, and has done an excellent job with several compliance projects during that time. Downey brings a wealth of experience, which includes work as Chief Compliance Officer at Matthews International Capital Management and Mutual Fund Administration Manager at Montgomery Asset Management. She has a BA degree from University of California, Santa Barbara, and attended law school at the University of San Francisco. Downey is fluent in Spanish, and spent a year living in Spain.

Natasha L. Watts is an Institutional Sales & Marketing Associate. Prior to joining Parnassus Investments in 2013, Natasha was an analyst at Rockwood Real Estate Advisors. Previously, she was an analyst intern at Eastdil Secured, a real estate investment bank. Natasha graduated as a double major with bachelor’s degrees in economics and French and received a minor in biological sciences from the University of Southern California. She enjoys traveling around the world and learning new languages. She also speaks Farsi and French.

Changes in Board of Trustees

Herb Houston, who has served over 20 years as a Trustee of the Parnassus Funds, has retired as of the end of 2013. He has been the Rock of Gibraltar for the Parnassus Funds, serving over 20 years, the most in our firm’s history. His steadfast leadership has guided the Funds through good times and bad – mostly good. He has seen the Funds grow from less than $100 million to more than $10 billion in assets. Herb also served as the lead Trustee. I would like to thank him for his years of service.

The Trustees have elected Alecia DeCoudreaux, President of Mills College, as a new Trustee. She was selected from a list of many qualified candidates, and we’re delighted to welcome her to the board. She’s a woman of many talents, including a background in law, business and education. Her list of accomplishments includes executive leadership positions at Eli Lilly & Company, most recently as Vice President and Deputy General Counsel, as well as service as a Trustee of Wellesley College and work with many community organizations. I’m delighted that someone of her caliber has joined our board.

30-Year Anniversary Celebration

The Parnassus Funds were established 30 years ago in 1984 with initial assets of $330,000. We’ve grown a lot since then, with total assets now over $10 billion. We’d like you to help us celebrate that milestone. The celebration will be on Wednesday, March 26, 2014, at the Palace Hotel in San Francisco (corner of Market and New Montgomery). The reception will begin

Annual Report • 2013	PARNASSUS FUNDS

at 6:00 pm and the program will last from 6:30 pm until 8:30 pm. You will have an opportunity to meet the Parnassus Trustees and the Parnassus staff. There will also be presentations by the portfolio managers and an opportunity for questions and discussions. If you would like to come, please RSVP to rsvp@parnassus.com or by calling 415-778-2607 by Wednesday, March 19.

Finally, I would like to thank all of you for the confidence you’ve displayed in us by investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Please see the following pages for more detailed information regarding each Fund’s performance, including information regarding the Funds’ Lipper rankings, and the risks associated with investing in the Funds.

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS FUND

Ticker: PARNX

As of December 31, 2013, the net asset value per share (“NAV”) of the Parnassus Fund was $45.86, so after taking dividends into account, the total return for the year was 34.22%. This compares to 32.38% for the S&P 500 Index (“S&P 500”) and 32.46% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). It was a great year for the stock market and especially for the Parnassus Fund; since we beat our benchmarks by almost two percentage points. If you held your shares at the beginning of the year, the value of those holdings has increased by more than a third.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. As you can see, we are well ahead of both benchmarks for all periods. Most striking is the five-year number, where we have gained an average of 22.64% per year since the end of 2008. This is almost five percentage points per year ahead of the benchmarks.

On page 8, you will also see a graph that shows the growth of a hypothetical $10,000 investment in the Fund over the past ten years. The graph shows that the Fund has grown more than the same amount invested in either of the benchmarks.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2013

Parnassus Fund	34.22	17.13	22.64	8.91	0.90	0.90

S&P 500 Index	32.38	16.14	17.91	7.39	NA	NA

Lipper Multi-Cap Core Average	32.46	14.04	17.74	7.37	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Company Analysis

EZchip Semiconductor was the only company that had a significantly negative impact on the Fund during the year, but it only cut 17¢ off the NAV, a figure that pales in comparison to the gains contributed by the eight companies that topped our winners list. The company designs semiconductors used in data centers, enterprise networks and telecommunications equipment. EZchip’s stock dropped 25.6% during the year from $33.07 to $24.61. The stock plunged early in the year, when a large customer, Huawei, decided to design its own network-processing chips rather than purchasing them from EZchip. The issue sank further when its largest customer, Cisco, also announced plans for a new chip, but the stock rebounded somewhat, when Cisco clarified that its new semiconductor would not replace that of EZchip. We’ve had a lot of ups and downs with this stock, but we’re hanging on to it, because of its best-in-class technology and its undisputed leadership in network-processors.

Eight companies each accounted for a gain of 39¢ or more on the NAV. Ciena, maker of optical equipment for telecommunications, had the biggest impact. It contributed an astounding $1.15 to each Parnassus share during the year, as its stock soared 52.4% from $15.70 to $23.93. This put it at the top of our winners list. The next time you make a phone call, take a moment of silence to reflect on Ciena and show some appreciation for the boost it has given your Parnassus shares. We bought Ciena several years ago with the idea that the big phone companies

Annual Report • 2013	PARNASSUS FUNDS

would have to purchase more equipment, because all the telecom traffic was straining their networks. Somehow, the carriers were able to postpone major purchases until this year when the dam finally broke. Ciena’s order backlog hit record levels and the company gained market share.

Right up there with Ciena was Applied Materials, maker of equipment used in semiconductor-manufacturing, which added $1.10 to the NAV, as its stock rocketed up 54.6% from $11.44 to $17.69.

Applied had a strong start in 2013. Robust demand from chipmakers and manufacturers of flat-panel displays helped earnings and pushed the stock higher. The big event, though, was the announcement that Applied would merge with Tokyo Electron, a rival Japanese maker of semiconductor equipment. The stock moved higher on the news, since the combined company will benefit from a wider customer base, enormous cost savings and much greater pricing power.

Finisar makes optical equipment for use in telecommunications and data centers, and it contributed 90¢ to each fund share, as its stock shot up 46.8% from $16.30 to $23.92. Shares dropped at the beginning of the year, as its telecommunications customers delayed investment in additional network capacity. Later in the year, the shares moved much higher with strong sales in its data-communications division, which now accounts for almost 70% of revenue. Customers of this division have been upgrading their servers in their data-centers to handle increased Internet traffic. I had originally bought the stock because I was counting on much higher sales to telecommunications companies, but this has not yet happened. All I can say is that I was very fortunate that the data-center sales have materialized. I’m still hopeful that telecom sales will have a sharp increase, and if they do, I believe the stock should move much higher.

Charles Schwab, the San Francisco-based bank and brokerage firm, soared 81.1% from $14.36 to $26.00, adding 82¢ to the NAV. Although earnings increased modestly this year, what drove the stock was not income, but rather an expected increase in interest rates. With rates currently at extremely low levels, Schwab earns far less than normal on its banking assets, money market funds and margin loans to brokerage clients. When rates eventually return to their pre-crisis levels, I believe the company should more than double its current earnings. We sold some of our Schwab shares in response to the stock’s big move, but we still hold 500,000 shares.

Credit-card-issuer Capital One climbed 32.3% from $57.93 to $76.61 for a gain of 61¢ per fund share. The company got off to a slow start this year, reporting disappointing quarterly earnings related to its acquisition of online bank ING Direct and HSBC’s private label credit-card portfolio, which had customer losses and higher expenses than expected. The stock dropped and we added to our position, because we believed the acquisitions were sound strategic fits and management’s execution would improve. This is what actually happened late in the year, as earnings moved higher and so did the stock.

Homebuilder PulteGroup added 47¢ to the NAV, as its stock rose 12.2% from $18.16 to $20.37. At first glance, it may be hard to understand how Pulte could contribute 47¢, while only going up 12.2% from the beginning of the year to the end. The explanation is that we sold 350,000 shares around $21 each during the period of March

Parnassus Fund as of December 31, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Riverbed Technology Inc.	5.1%

Applied Materials Inc.	4.6%

Ciena Corp.	4.2%

PulteGroup Inc.	4.1%

Finisar Corp.	3.6%

DR Horton Inc.	3.3%

C.H. Robinson Inc.	3.3%

QUALCOMM Inc.	3.2%

EZchip Semiconductor Ltd.	3.2%

Equinix Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2013

through July, and then we bought back 650,000 shares around $16 each during the month of August. Pulte climbed higher early in the year, as the housing market recovered and people bought new homes, and this is the period when we sold stock. The housing market slumped during the summer, as a jump in interest rates led to a slowdown in new home sales. That’s when we bought more shares. During the fourth quarter, new home sales bounced back, and so did shares of Pulte.

Autodesk makes software for architects, engineers and designers, and its stock rose 42.4% from $35.35 to $50.33 for an increase of 42¢ to the NAV. Weak demand for its software in Europe caused the company to miss earnings expectations in early 2013, causing the stock to fall. We added 100,000 shares to our position, because we expected demand to increase due to improved

Value on December 31, 2013 of $10,000 invested on December 31, 2003

The chart shows the growth in value of a hypothetical of $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

conditions for manufacturing and construction. The stock did move higher later in the year, as conditions improved and investors became more bullish. The company then announced plans to shift to a more predictable subscription-based pricing model. Autodesk is poised to benefit from its leading design and engineering software, as the recovery continues in construction and manufacturing.

Shares of San Francisco-based Wells Fargo rose 32.8% from $34.18 to $45.40 for a gain of 39¢ for each fund share. Unlike other large banks, Wells Fargo did not make many bad loans, so it came out of the financial crisis with a strong balance sheet. This has enabled the bank to become the biggest real estate lender in the country, and one of the largest lenders to business and consumers. Wells Fargo has been increasing its market share, and with the housing market recovering and the economy improving, the bank has now reported ten consecutive quarters of record earnings, with each quarter higher than the one before it.

Outlook and Strategy

Note: This section represents the thoughts of Jerome L. Dodson and applies to the Parnassus Fund and the Parnassus Workplace Fund.

In general, I’m an optimist, but I wasn’t optimistic enough about last year’s returns. It’s an understatement to say that I was amazed that the stock market was up 30% last year. The market is a leading indicator, so that means that the economy should be very strong in 2014. I think that’s correct. The housing market is strong, and that always drives the economy higher. Janet Yellen has been confirmed as head of the Federal Reserve, so she will provide plenty of fuel to keep the economy growing. Also, unemployment is now down to 7%, and more jobs means more spending which is good for the economy. I wish it was down to 4%, but at least it’s headed in the right direction. Democrats and Republicans in Congress have stopped feuding – at least over the budget – and that’s definitely a plus for the economy.

Does all this good economic news mean the stock market will move much higher in 2014? In the long-run, the stock market moves along with the economy, but in the short-run, valuations have a big impact on what the market does. Right now, the market looks fully-valued. While I expect the market to move higher in 2014, I don’t think the gains will be that big – maybe something in the 5-10% range. Of course, I don’t think it’s possible for anyone, including me, to make accurate predictions on the market, so this is just my personal opinion.

Usually, the market cools off after a year of 30% gains, but sometimes it can keep on going much higher. For example, the Parnassus Fund was up 26% in 2012, so I expected modest gains in 2013. Instead, the Fund was up 34% last year. Because the market is so unpredictable, it’s better not to make investment decisions based on market forecasts.

Annual Report • 2013	PARNASSUS FUNDS

My expertise is in identifying good companies, putting a value on them, then investing in the ones that are undervalued. Those are the ones in our portfolios right now. Although I believe our stocks are undervalued, they aren’t as undervalued as they were at the beginning of 2013. I anticipate modest gains in 2014.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS EQUITY INCOME FUND

Ticker: Investors Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2013, the NAV of the Parnassus Equity Income Fund-Investor Shares was $36.68. After taking dividends into account, the total return for the year was 34.01%. This compares to increases of 32.38% for the S&P 500 Index (“S&P 500”) and 27.92% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performances of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. On page 12 is a graph showing the growth of a hypothetical $10,000 investment in the Fund over the last ten years.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2013

Parnassus Equity Income Fund Investor Shares	34.01	16.84	17.46	9.73	0.90	0.90

Parnassus Equity Income Fund Institutional Shares	34.13	17.05	17.67	9.88	0.68	0.68

S&P 500 Index	32.38	16.14	17.91	7.39	NA	NA

Lipper Equity Income Fund Average	27.92	14.00	15.79	7.66	NA	NA

The average annual total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 10.44%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

2013 Review

The stock market had a great year, with a 32.38% gain for the S&P 500 representing its best annual return since 1997. This historic rally occurred even though corporate earnings grew only modestly in 2013. Total earnings per share (EPS) for companies in the S&P 500 increased about 5% for the year, down from 7% in 2012 and 15% in 2011. That stock prices grew much faster than earnings means that the price-to-earnings multiple for most stocks expanded significantly in 2013. The two biggest factors that drove this improvement in market sentiment were the Federal Reserve’s Quantitative Easing (QE) program and an expectation that corporate profits will accelerate in 2014. The consensus expectation for 2014 EPS growth for index constituents in aggregate is currently 10%, just about double the 2013 rate.

The Fund posted a return of 34.01% for the year, beating the index by 163 basis points (a basis point is 1/100th of one percent). Given the Fund’s lower than average risk profile, we’re delighted that it outpaced the index in such a robust year for stocks. In keeping with our relatively defensive posture, the sector allocation decisions had a slightly negative effect on our performance for the year. The two biggest impacts came from the portfolio’s low allocation to the best-performing sector in the index, consumer discretionary, and its relatively heavy exposure to the second-worst-performing sector, utilities. These allocations, combined with a 6% average cash balance for the year, represented a headwind of three percentage points for the Fund, relative to the S&P 500.

Offsetting these negative impacts was excellent stock selection, particularly in the technology, financials and healthcare sectors. Combined, our stock selection contributed over four percentage

Annual Report • 2013	PARNASSUS FUNDS

points to our gain versus the index. For the year, five stocks boosted the NAV by at least 50¢. Just as important, the Fund had only one loser, and it had a very modest impact on the NAV.

Company Analysis

C.H. Robinson, a Minnesota-based logistics company, fell 7.7% from $63.22 to $58.34, trimming the NAV by 1¢. C.H. Robinson underperformed the market significantly this year, because its truck brokerage margin fell below expectations. This dynamic, which has been an issue for the company since 2010, intensified in 2013. This was due to a combination of tepid economic growth, which limited demand for high-margin rush shipments, increased trucking prices caused by new regulations and certain competitors’ decisions to accept lower prices in order to gain market share.

We don’t know precisely when Robinson’s truck brokerage margin will stabilize, but we’re confident that it eventually will. If trucking capacity remains constrained, then shipping demand will eventually outstrip carrier supply. In this scenario, smaller brokers won’t be able to find trucks, and shippers will have to pay up for access to Robinson’s massive carrier network. While we wait for the pricing environment to improve, Robinson’s large technology investments and headcount growth are strengthening the company’s already dominant position in its industry. As for valuation, the stock is down almost 30% from its 2010 high of $81 per share, so we think that Robinson’s current challenges are already priced into the stock.

For the second year in a row, the Fund’s biggest winner was Bay Area biotech company Gilead Sciences, whose stock soared 104.6% to $75.15 from $36.73 and added 61¢ to the NAV. Our average cost for Gilead is about $20 per share, so it’s now among the biggest winners in the Fund’s history.

We initially bought Gilead in 2010 because of its valuable HIV/AIDS therapeutic franchise. However, the stock’s amazing run over the past two years has been fueled by the company’s progress in developing a cure for hepatitis C. In December, Gilead’s drug Sovaldi was approved by the FDA to treat hepatitis genotype 1-4 patients. Given Sovaldi’s high cure rates, excellent safety profile and the unfortunate fact that about 150 million people have hepatitis C worldwide (including over 4 million Americans), it could be among the world’s biggest-selling drugs within a few years.

We think the drug offers a huge social benefit, even considering its high price tag of $1,000 per day. The drug’s short duration, typically 12-24 weeks, offers a cure with much better outcomes and lower overall costs than existing therapies. The company also has a generous program to help low-income patients obtain treatment. We sold a portion of our Gilead stock during its spectacular run, but the Fund still owns some shares, as we expect 2014 to be another good year for the company.

Semiconductor-equipment-maker Applied Materials rose 54.6% to $17.69 from $11.44 and boosted the NAV by 61¢. Applied Materials’ Taiwanese foundry and flash memory customers placed large tool orders in 2013, due to strong end-market demand for smartphone-related chips. Building on this momentum, Applied Materials announced in September a merger with rival Tokyo Electron for $9 billion. This historic deal, which we expect to close in the second half of

Parnassus Equity Income Fund as of December 31, 2013 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Apple Inc.	4.3%

Motorola Solutions Inc.	4.0%

Applied Materials Inc.	3.9%

C.H. Robinson Inc.	3.9%

Mondelez International Inc.	3.6%

Procter & Gamble Co.	3.4%

Xylem Inc.	3.2%

Allergan Inc.	3.2%

Pentair Ltd.	3.1%

MasterCard Inc.	2.8%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2013

2014, would broaden Applied Materials’ exposure to important areas of chip manufacturing, and boost the company’s long-term earnings potential.

Apple climbed 42.0% from our average cost of $395.02 to $561.11 and increased the NAV by 57¢. We bought Apple in April of 2013, after the stock fell from a 2012 all-time high of $700 to bargain levels, due to fears of increasing smartphone competition. At that time, Apple’s downside risk seemed limited because of its valuable customer base, device and app ecosystem, and a balance sheet featuring $140 billion of cash. The stock rebounded sharply during the second half of 2013, as successful product launches, especially for the iPhone 5S, demonstrated the power of its brand, technology and global distribution. These assets became even more valuable in December when Apple formalized a relationship with the world’s largest mobile phone operator, China Mobile.

Value on December 31, 2013 of $10,000 invested on December 31, 2003

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

As we mentioned last quarter, market leaders in the consumer electronics industry can shift quickly, so we’re keeping a close eye on Apple’s competitors, especially Samsung. For now, we think that Apple’s “competitive moat,” which is a competitive advantage that is difficult to emulate, is still widening, and we’re still comfortable with the stock’s valuation, so we didn’t sell any of our Apple shares as of year-end.

Charles Schwab, the San Francisco-based bank and brokerage firm, soared 81.1% from $14.36 to $26.00 and added 52¢ to the NAV. While earnings increased only modestly throughout the year, the real driver for the stock was not net income, but rather an expected increase in interest rates. With rates currently at extremely low levels, Schwab earns far less than normal on its banking assets, money market products and margin loans to brokerage clients. When rates eventually return to their pre-crisis levels, the company should more than double its current rate of earnings. We sold a portion of our Schwab position during the year in response to the stock’s big move, but still held some shares as of year-end.

MasterCard jumped 70.1% this year, from $491.28 to $835.46, increasing each Fund share by 50¢. Like Gilead, MasterCard has been one of the best performers in the Fund’s history, as it has quadrupled from our average cost of $206 per share. The company had another fantastic year, and we believe the long-term looks outstanding. In late July, the stock shot up after management raised earnings expectations for 2013, and reaffirmed its three-year outlook for annual revenue and EPS growth of 12.5% and 20%, respectively. The stock jumped again in mid-December, after the company announced positive capital allocation actions, including an 83% increase in the dividend and a $3.5 billion stock buyback plan.

Outlook and Strategy

The most important recent event that informs our outlook for 2014 is the tapering of the Federal Reserve’s Quantitative Easing (QE) program. The potential impact of the taper stems from the truly staggering scope of this program. As a result of QE, the central bank’s balance sheet just surpassed the $4 trillion mark, and currently has a value equal to 24% of the nation’s gross domestic product (GDP). In proportion to the overall economy, our central bank is now four times larger than it was before the 2008 credit crisis. The only other times in the Fed’s 100-year history that its balance sheet has even approached this size, relative to GDP, was during the Great Depression and in the wake of World War II. Suffice it to say, from an economic standpoint, we’re living through very unusual times.

It’s impossible to know how much QE drove stocks in the past few years, as opposed to actual improvements in fundamentals. One thing that appears certain is that the Fed, through its highly accommodative actions, has increased the risk tolerance of many investors. It’s done this since 2008 by repeatedly stepping in to stem even modest stock market declines. As the Fed slowly removes its implicit safety net, we wouldn’t be surprised to see a period of increased volatility or even a temporary market correction.

Annual Report • 2013	PARNASSUS FUNDS

We hope that the economy continues to improve, that corporate earnings accelerate in 2014, and that these positives outweigh any negative headwinds represented by the QE taper. While we wait to see the outcome of these competing macro forces, we’re staying true to our process of investing in stocks with attractive, long-term risk-reward payoffs. As a reminder, since we construct the portfolio from the bottom-up, macro factors matter to us only insofar as they inform our view of an individual holding.

The Fund enters 2014 with a diverse set of companies, each with a unique investment thesis. The biggest concentrations in the portfolio are in the technology, industrials and consumer staples sectors. Relative to the index, the portfolio has very few holdings in the financials and consumer discretionary sectors. We expect this collection of stocks to do well under a wide range of economic and market scenarios.

The latest addition to the Fund is Allergan, a pharmaceutical company based in Irvine, California. Half of the company’s sales comes from its eye care division, and the other half comes from cosmetic products. We’re excited about the long-term prospects of this business.

Thank you for your trust and investment with us,

Todd C. Ahlsten	Ben E. Allen
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of December 31, 2013, the NAV of the Parnassus Mid-Cap Fund was $25.10, so after taking dividends into account, the total return for 2013 was 28.27%. This compares to 34.76% for the Russell Midcap Index (“Russell”) and 32.46% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

We are pleased that the Fund had such a strong return in 2013 but are disappointed that we fell behind our benchmarks. The reason we lagged is because of our goal to take on less risk than the index, so it’s hard for us to outperform when the market surges. The Fund’s longer-term track record remains very good. The Fund has outperformed both the Russell and its Lipper peers over the three-year period. For the five-year period and for the period since inception, the Fund is ahead of its Lipper peers but slightly behind the Russell.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005. On page 16 is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2013

Parnassus Mid-Cap Fund	28.27	16.26	20.51	9.43	1.23	1.20

Russell Midcap Index	34.76	15.88	22.36	9.96	NA	NA

Lipper Multi-Cap Core Average	32.46	14.04	17.74	7.59	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, (as Amended and Restated September 30, 2013), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

2013 Review

Mid-cap stocks soared 34.8% in 2013, well ahead of the returns predicted by most Wall Street strategists. So, what happened? As expected, corporate earnings growth was fair, but investors paid more for each dollar of company earnings. Investors believed that a material economic recovery was underway, driven by housing and manufacturing sector improvements and employment gains. The Federal Reserve also kept interest rates low through its aggressive bond-buying program, making equities an attractive investment option relative to low-yielding savings accounts.

Aside from a 5.7% market drop in May and June, when the Greek government was in turmoil and the Fed began hinting about reducing its bond-buying program, mid-cap stocks climbed higher and higher throughout the year. When all was said and done, the Russell Midcap index rose an astonishing 34.8%.

Despite the Fund’s robust 28.3% return, we fell six percentage points behind the Russell and four percentage points behind our Lipper peers. From a high level, we underperformed our index because we tend to invest in high-quality stocks. This strategy served us well in down markets like 2008 and 2011, when high-quality businesses in the index outperformed the market, but it held us back in 2009, 2010 and this year, when many lower-quality stocks performed exceptionally well. Another reason for the Fund’s underperformance was stock selection. Poor stock picks in the industrial and consumer discretionary sectors hurt us the most this year, while good stock picks in the utilities and financials sectors helped our return.

Annual Report • 2013	PARNASSUS FUNDS

Company Analysis

The Fund had just three stocks that reduced the NAV this year. While together they took a meager 6¢ from the Fund, they were costly investments, because the Russell went up so much. In fact, these three stocks accounted for almost half of our underperformance relative to the market.

The stock that hurt us the most was Teradata, a hardware and software provider of complex data analytics systems. The stock plunged 26.5% during the year, from $61.89 to $45.49, cutting 4¢ from the NAV. Early in the year, the stock was under pressure after the company missed revenue expectations, because fewer large customers bought its product suite. Deal flow improved by mid-year, but an abrupt slowdown in demand from China pushed the stock lower at year-end. We’re holding onto the stock, because we expect enterprise demand to improve and the shares are trading at a depressed valuation.

C.H. Robinson, a trucking brokerage company, fell 7.7% from $63.22 to $58.34, trimming the NAV by 1¢. The company’s net revenue margin – the difference between what it charges shippers and what it pays carriers – continues to be under pressure. This is due to a combination of tepid economic growth that limits demand for higher-margin rush shipments, new trucking regulations that limit supply and force trucking prices up and irrational competition that isn’t allowing brokers to pass through the higher prices to shippers. We believe the company’s net revenue margin will improve, when either the supply-demand dynamic shifts or aggressive competitors begin to seek profits. In the meantime, we are holding our position in this industry leader due to its high returns on capital, policy of returning excess cash to shareholders and historically low valuation multiple. We also like the company’s variable-cost business model that provides downside protection in the event of an economic downturn.

Coach, a handbag and accessories retailer, cut a penny off of the NAV, as its stock fell 3.3% from $55.51 to $53.68, where we sold the stock. The stock plummeted in early 2013, as competitive pressures, primarily from Michael Kors and Kate Spade, hurt Coach’s profits. The stock recovered mid-year, as a new footwear line boosted sales, but weak demand for its handbags in North America caused the stock to fall again in the second half of the year. We sold the stock primarily because we believe that Coach has damaged its brand by selling too much merchandise at discount outlet stores. We think the company could face further market share losses in its core North America handbag business and worry that management’s transition to a lifestyle brand, with a broader assortment of apparel and shoes, will pressure earnings.

Most stocks in the Fund had big gains this year, and our three largest contributors added at least 30¢ each to the NAV. The Fund’s biggest winner was Pentair, an industrial products manufacturer. The stock surged 58.0%, from $49.15 to $77.67, adding 40¢ to the NAV. The stock went up steadily throughout the year, as management reaffirmed its longer-term performance targets, supported by an improving residential construction market. We’re holding onto our shares of this industry leader, because we think the company can realize greater-than-expected efficiencies from its recent merger with Tyco Flow Control, leading to management’s goal of earning $5 per share by 2015, more than double what the company earned in 2012.

Charles Schwab, the San Francisco-based bank and brokerage firm, soared 81.1% from $14.36 to $26.00 and added 31¢ to the NAV. While earnings increased only modestly throughout the year, the real driver for the stock was not net income, but rather an expected

Parnassus Mid-Cap Fund as of December 31, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Pentair Ltd.	3.7%

Xylem Inc.	3.7%

Questar Corp.	3.4%

Motorola Solutions Inc.	3.4%

Applied Materials Inc.	3.3%

Expeditors International of Washington Inc.	3.3%

C.H. Robinson Inc.	3.2%

Iron Mountain Inc.	3.1%

Insperity Inc.	3.1%

MDU Resources Group Inc.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2013

increase in interest rates. With rates currently at extremely low levels, Schwab earns far less than normal on its banking assets, money market products and margin loans to brokerage clients. When rates eventually return to their pre-crisis levels, the company should more than double its current earnings. We sold some of our Schwab position during the year in response to the stock’s big move, but we still held a meaningful position as of year-end.

Applied Materials, a leading maker of semiconductor manufacturing equipment, saw its stock jump 54.6% from $11.44 to $17.69, for an impressive gain of 30¢ to the NAV. Sales benefitted early in the year, as flat-panel-display-manufacturers and chipmakers purchased Applied’s equipment to expand capacity to build chips for smartphones and tablets. The stock moved higher after the company announced a

Value on December 31, 2013 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

deal to buy Tokyo Electron, a rival Japanese maker of semiconductor production equipment. We believe that CEO Gary Dickerson and his team’s focus on R&D, cost management and market share gains will drive significant earnings growth ahead, so we’re hanging on to the stock.

Outlook and Strategy

The consensus view is that U.S. stocks will go up again in 2014. Strategists are predicting mid-to-high single digit gains for most market segments. We agree that the domestic economic expansion, supported by population gains, low interest rates, continuing employment gains and tepid inflation are positive tailwinds for stocks. However, even as the economy improves, we don’t expect the remarkable returns that we’ve seen over the past few years to persist.

The reason is that there’s little corporate sales growth, and profit margins are at all-time highs. The Russell’s earnings growth is decelerating, from 19% in 2012 and 13% in 2013, to an estimated 10% in 2014, and earnings growth, fueled by cost reductions and share buybacks, is getting harder to come by. The multiple that investors are willing to pay for earnings has crept up, and at 19 times earnings, is 10% above the ten-year average. Finally, the Fed’s December announcement that it will taper its bond buying program will inevitably drive investors to less risky assets. This also opens the door to eventual rate tightening, which will temper market bulls.

Fortunately, we are still finding plenty of good opportunities. We recently added to our health care exposure, because we believe an aging global population, rising incomes in developing markets, greater domestic health care coverage and an improving domestic economy will lead more people to seek medical treatment.

In this sector, we initiated a position in Allergan, a leader in medical devices and specialty pharmaceuticals. We have followed the company for years, appreciating its increasing relevancy due to market leading anti-aging and eye care products. The stock dropped sharply over the summer as investors worried that Restasis, a dry–eye treatment, could face generic competition when it goes off patent in 2014. We felt that investors overreacted, which provided an opportunity to buy this great business at an attractive valuation.

We also added to our position in Dentsply, a leading manufacturer of dental consumables and implants. A slowdown in patient visits has depressed demand for Dentsply’s consumables over the past few years. We see conditions gradually improving, as unemployment declines and patients return for treatments, such as fillings and root canals, which were put off over the past few years. We expect the company’s earnings growth to accelerate over the next five years, aided by improving demand for its leading products and further margin expansion.

In the energy space, we initiated a position in MRC Global, the world’s largest distributor of valves, pipes and fittings to the energy, utility and industrial sectors. We already own several distributors, including dental distributor Patterson Companies and pharmaceutical distributor Cardinal Health. We love this business model, because distributors benefit from buying

Annual Report • 2013	PARNASSUS FUNDS

power with suppliers. A pause in customer demand for MRC’s products due to permitting issues gave us an opportunity to buy this difficult-to-replicate business (the company seamlessly supplies over 200,000 SKUs of specialized pipes to customers around the world) at a good price.

We also believe that increasing global demand for energy will drive significant capital spending over the next three years, pushing revenue and earnings growth for MRC, along with our holdings Spectra Energy and Cameron International. We believe that our energy services and infrastructure stocks will perform well going forward, because each is a leading operator in a growing market.

Overall, we remain committed to our investment process of investing in increasingly relevant, well-managed companies with competitive advantages and attractive valuations.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of December 31, 2013, the NAV of the Parnassus Small-Cap Fund was $28.72, so after taking dividends into account, the total return for the year was 28.33%. This compares to a return of 38.82% for the Russell 2000 Index (“Russell 2000”) of smaller companies and 36.74% for the Lipper Small-Cap Core Average, which represents the average return of the small-cap core funds followed by Lipper (“Lipper average”).

Usually, we would be thrilled to report a 28.3% gain for the year. However, we trailed the Russell 2000 by over ten percentage points. Although we are never proud to trail our benchmark, it is not surprising to us this year. Our goal is to outperform during down years and attempt to keep up during boom years by buying high-quality, competitively-advantaged businesses. Although this approach of focusing on lower-risk companies contributed to our underperformance this year, it has served our investors well in the past.

Below is a table comparing the performance of the Parnassus Small-Cap Fund with that of the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception. Although our short-term performance

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2013

Parnassus Small-Cap Fund	28.33	9.63	20.86	10.49	1.23	1.20

Russell 2000 Index	38.82	15.67	20.08	9.83	NA	NA

Lipper Small-Cap Core Average	36.74	14.85	20.28	9.47	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, (as Amended and Restated September 30, 2013), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

has been weak, our performance for the last five years and since inception has exceeded both benchmarks. On page 20 is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception. Our investment process of identifying high-quality businesses that are temporarily out-of-favor remains the same, so our goal is to return to outperformance in the near future.

Company Analysis

Five companies in the portfolio each accounted for a gain of 32¢ or more for the year, while only two accounted for a loss of 20¢ or more. The company that hurt us the most was fertilizer producer Intrepid Potash, which sank 26.5%, from our average cost of $19.56 to where we sold it at $14.38, slicing 23¢ off of the NAV. Potash has historically enjoyed high prices, because five companies control 80% of the world’s supply, and they manage production to match demand. However, one of the companies decided to steal market share from the others, which caused the price of potash to decline 20%. We had not expected production to jump while demand was stable, and since our investment thesis was proven wrong, we exited our position.

EZchip Semiconductor, a designer of semiconductors used in data centers, enterprise networks and telecommunications equipment, dropped 25.6% during the year, from $33.07 to $24.61, cutting 20¢ from each fund share. The stock plunged early in the year, when a large customer, Huawei, decided to design its own network processing chips rather than purchasing them from EZchip. The issue sank further when its largest customer, Cisco, also announced plans for a new chip, but the stock rebounded somewhat,

Annual Report • 2013	PARNASSUS FUNDS

when Cisco clarified that its new semiconductor would not replace that of EZchip. We’ve had a lot of ups and downs with this stock, but we’re hanging on to it, because of its best-in-class technology and its undisputed leadership in network-processors.

Turning to the winners, the biggest contributor was Gentex, a manufacturer of auto-dimming car mirrors. Gentex soared 75.3% during the year, from $18.82 to $32.99, contributing 61¢ to each fund share. Thanks to its superior technology, Gentex supplies 90% of all auto-dimming car mirrors around the world. The company benefited from increasing new car sales, as well as adoption by additional car models. We are holding our shares because we expect this important safety feature to expand downward from luxury cars to mid- and lower-priced cars.

The Fund’s second best performer was Ciena, a manufacturer of optical equipment used in telecommunications networks. The stock climbed 52.4%, from $15.70 to $23.93, for a gain of 53¢ per fund share. During the year, telecommunications carriers increased their purchases from Ciena to accommodate rapidly increasing traffic on their networks, and Ciena’s order backlog hit record levels. The company’s innovative products gained market share, and we expect further share gains in 2014, so the stock should continue to do well.

Finisar also manufactures optical equipment for telecommunications networks and data-centers. Its stock rose 46.8%, from $16.30 to $23.92, adding 49¢ to the NAV. The company’s data-center division, which accounts for 70% of the firm’s revenue, had robust sales because customers upgraded equipment to handle increasing Internet traffic. We see further upside to the stock, as Internet traffic continues to grow, driving strong demand for Finisar’s equipment.

VCA Antech, the largest veterinary laboratory and animal hospital operator in the country, jumped 49.0%, from $21.05 to $31.36, for an increase of 42¢ for each fund share. The company’s laboratory segment operates in a market with only two suppliers, which allowed it to increase prices, while its hospital segment benefited from improving pet-care spending. Additionally, management announced the company’s first share buyback in April.

Shares of InterMune, a biotechnology company focused on respiratory diseases, shot up 52.0%, from $9.69 to $14.73, contributing 32¢ to the NAV. The stock rose as sales of Esbriet, the company’s treatment for idiopathic pulmonary fibrosis, grew more than 160%. During the year, the company won additional approval for Esbriet in the United Kingdom and Italy. Having only recently launched in these two new countries, Esbriet should have significant room to grow.

Outlook & Strategy

The market continued to climb a wall of worry in 2013, with the Russell 2000 reaching a new, all-time high at the end of the year. The strong stock market gains were propelled by an improving economy, as well as very low interest rates, which made equities more attractive to investors than other asset classes. The economy showed clear signs of improvement throughout the year, with unemployment declining from 7.8% to 7.0%, while GDP growth increased to 4.1% – up from no growth at the end of last year. The Federal Reserve maintained ultra-low interest rates in order to stimulate the economy, forcing investors to seek greater returns from higher-risk assets, which led to more than $300 billion of global equity inflows.

Parnassus Small-Cap Fund as of December 31, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Gentex Corp.	5.0%

Dominion Diamond Corp.	4.8%

Blount International Inc.	4.8%

First American Financial Corp.	4.7%

Compass Minerals International Inc.	4.6%

UTi Worldwide Inc.	4.6%

VCA Antech Inc.	4.4%

Ciena Corp.	4.3%

Riverbed Technology Inc.	4.3%

MICROS Systems Inc.	4.3%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2013

Unfortunately, because of the significant equity inflows, stock prices appreciated faster than profits, and valuation multiples have increased. Since valuations are less compelling than at the beginning of the year, we sold stocks that hit our intrinsic value targets and redeployed the cash into our remaining undervalued companies. As a result, the number of stocks we own has declined from 40 at the beginning of the year to only 34, the lowest number since 2005.

We remain bullish on the U.S. economic recovery, but we are concerned that valuation multiples may pull back once the Federal Reserve reduces monetary stimulation and interest rates return to historically average levels. Therefore, we have reduced our exposure to interest-rate sensitive sectors such as utilities and have purchased competitively-advantaged businesses that benefit from long-term secular trends. Each of our ten new investments made in 2013 fits this profile:

Value on December 31, 2013 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Air Lease, the fastest growing airplane leasing company, is run by what we believe is the best CEO in the industry and benefits from increasing air travel in emerging markets.

Blount International, the largest manufacturer of saw chains, operates in a market with only two suppliers and benefits from increased chainsaw sales in emerging markets.

Dominion Diamond, the lowest-cost North American diamond miner, benefits from increased demand for diamond engagement rings in China and India.

Harman International offers the best car infotainment systems and benefits from increasing adoption of these systems in mid- and lower-priced cars.

Micros Systems, the largest provider of point-of-sale systems for restaurants, hotels and retailers, benefits from increasing adoption of its systems.

MRC Global, the largest distributor of valves to the U.S. energy sector, operates in a market with only two suppliers and benefits from increased domestic oil and gas production.

Orient-Express Hotels has 45 iconic luxury properties and benefits from improving luxury travel trends.

Regal-Beloit, the leader in energy-efficient motors, benefits from increased demand for energy saving products.

Thermon Group, the second largest manufacturer of heat-tracing equipment used to prevent freezing pipes, operates in a market with only two suppliers and benefits from increased oil production in cold-climate regions.

UTi Worldwide, a leading global logistics company, benefits from increasing global trade.

Thank you for investing in the Parnassus Small-Cap Fund.

Yours truly,

Jerome L. Dodson	Ryan Wilsey
Lead Portfolio Manager	Portfolio Manager

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of December 31, 2013, the NAV of the Parnassus Workplace Fund was $26.99, so after taking dividends into account, the total return for the year was 31.15%, compared to a gain of 32.38% for the S&P 500 Index (“S&P 500”) and a gain of 32.46% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). It was a great year for the stock market, with the S&P 500 returning over 30%. The Workplace Fund also returned over 30%, but it was slightly behind the benchmarks.

Our goal for the Workplace Fund is to position it as a relatively conservative equity fund, so it tends to lag a bit in years when the market moves sharply higher, but it tends to outperform in difficult years. Given the nature of the Fund, I’m delighted that it was able to go up almost as much as the market in an outstanding year. Below is a table that compares the Parnassus Workplace Fund with the S&P 500 and the Lipper average for the one-, three- and five-year periods and the period since inception. You will notice that the Workplace Fund has outperformed both of its benchmarks for all periods with the exception of the one year period. Most striking is the five-year period, where the Workplace Fund beat both of the

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2013

Parnassus Workplace Fund	31.15	16.33	23.59	11.35	1.14	1.14

S&P 500 Index	32.38	16.14	17.91	7.80	NA	NA

Lipper Multi-Cap Core Average	32.46	14.04	17.74	7.59	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

benchmarks by well over five percentage points per year. If you’ve held your shares in the Fund for this five-year period, you’ve done very well indeed.

On page 22, you will find a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception. It shows that the growth of that hypothetical $10,000 would have been much greater in the Workplace Fund than in either benchmark.

Company Analysis

Six companies each accounted for a gain of 30¢ or more to the NAV of the Workplace Fund. No stock had a meaningful negative impact on the Fund. The biggest winner this year was Charles Schwab, the San Francisco-based bank and brokerage firm that soared 81.1% from $14.36 to $26.00, adding 58¢ to the NAV. Although earnings increased modestly this year, what drove the stock was not income, but rather an expected increase in interest rates. With rates currently at extremely low levels, Schwab earns far less than normal on its banking assets, money market funds and margin loans to brokerage clients. When rates eventually return to their pre-crisis levels, the company should more than double its current earnings. We sold some of our Schwab shares in response to the stock’s big move, but we still hold 650,000 shares.

Applied Materials, maker of equipment used in semiconductor-manufacturing, added 55¢ to each fund share, as its stock rocketed up 54.6% from $11.44 to $17.69. Applied had a strong start in 2013, as robust demand from chipmakers and manufacturers of flat-panel displays helped earnings and pushed the stock higher. The big event, though, was the announcement that Applied would merge with Tokyo Electron, a rival Japanese maker of semiconductor equipment. The

PARNASSUS FUNDS	Annual Report • 2013

stock moved higher on the news, since the combined company will benefit from a wider customer base, enormous cost savings and much more pricing power.

Value on December 31, 2013 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Autodesk makes software for architects, engineers and designers, and its stock rose 42.4% from $35.35 to $50.33 for an increase of 40¢ to the NAV. Weak demand for its software in Europe caused the company to miss earnings expectations in early 2013, causing the stock to fall. We added 100,000 shares to our position, because we expected demand to increase due to improved conditions for manufacturing and construction. The stock did move higher later in the year, as conditions improved and investors became more bullish. The company then announced plans to shift to a more predictable subscription-based pricing model. Autodesk is poised to benefit from its leading design and engineering software, as the recovery continues in construction and manufacturing.

Gilead Sciences, a biotech company specializing in medicine to treat HIV and liver diseases, soared an incredible 104.6% from $36.73 to $75.15 for a gain of 39¢ for each fund share. Sales of Stribild, the company’s new once-a-day HIV pill that produces higher viral suppression with fewer side effects, increased sevenfold from the third quarter of 2012 to the third quarter of 2013. Gilead also continued to develop Sovaldi, its breakthrough hepatitis C (HCV) therapy, demonstrating higher cure rates, shorter durations of therapy and higher tolerability than the existing standard of care. Having received approval from the Food and Drug Administration (FDA) in December of 2013, Sovaldi is the first oral HCV therapy to market, and there are hundreds of thousands of HCV patients waiting to use the drug. Finally, Gilead successfully developed Idelaslib, a therapy being submitted to the FDA for indolent non-Hodgkin’s lymphoma and chronic lymphocytic leukemia.

Credit-card-issuer Capital One climbed 32.3% from $57.93 to $76.61, adding 37¢ to each fund share. The company got off to a slow start this

Parnassus Workplace Fund as of December 31, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Riverbed Technology Inc.	5.3%

Applied Materials Inc.	4.5%

Expeditors International of Washington Inc.	4.2%

Intuit Inc.	4.0%

C.H. Robinson Inc.	4.0%

International Business Machines Corp.	3.9%

Autodesk Inc.	3.7%

Charles Schwab Corp.	3.6%

Capital One Financial Corp.	3.2%

Shaw Communications Inc.	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2013	PARNASSUS FUNDS

year, reporting disappointing quarterly earnings related to its acquisition of online bank ING Direct and HSBC’s private label credit-card portfolio, which had customer losses and higher expenses than expected. The stock dropped and we added to our position, because we believed the acquisitions were sound strategic fits and that execution would improve. This is what actually happened late in the year, as earnings moved higher and so did the stock.

Shares of Corning rose 41.2% from $12.62 to $17.82, adding 31¢ to the NAV. The company makes most of its profits by selling special glass for high-definition television sets and computer screens. Increased demand for larger, higher definition television sets combined with good cost controls made earnings exceed expectations. In addition, the stock moved higher in October after Corning announced it was acquiring full ownership of its joint-venture with Samsung for $2.2 billion. Corning expects the acquisition to increase its earnings by 20%, as it gains additional scale and manufacturing flexibility in special glass.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS ASIA FUND

Ticker: PAFSX

As of December 31, 2013, the NAV of the Parnassus Asia Fund was $15.67, so the Fund was up 4.47%. This compares to a gain of 1.48% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a loss of 2.57% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). Below you will find a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average for the period since inception on April 30, 2013.

You will notice that we are substantially ahead of both benchmarks — by about three percentage points ahead of the MSCI Index and by almost seven percentage points ahead of the Lipper average.

Even though we were way ahead of the indices, I really can’t brag too much about our performance. Much of the relative performance was due to the high cash position in the portfolio for most of the year. While some of the Asian markets had big moves down this year, we were safely in cash with much of our assets. Since it took us a while to become invested in stocks, we had the good fortune of being in cash during much of the time when many Asian markets moved sharply lower. In other words, I was lucky.

Parnassus Asia Fund
Average Annual Total Returns (%)	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2013

Parnassus Asia Fund	4.47	5.00	1.45

MSCI AC Asia Pacific Index	1.48	NA	NA

Lipper Asia Pacific Region Average	-2.57	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

This fund invests primarily in non-U.S. Securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. Market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, (as Amended and Restated September 30, 2013), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.45% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Four stocks each had a negative impact of 10¢ or more on the NAV, while seven had a positive impact of 10¢ or more on the NAV. Three of the four with the biggest negative impact are based in Thailand, the scene of massive flooding and political instability during the year. These calamities pulled down most of the companies traded on the Thai stock exchange. For the winners, there was no general theme, as each company had different reasons for its success. Below you will find a discussion of each company that either helped or hurt the Fund to a substantial degree. All stock prices have been converted into U.S. dollars for this discussion. Since the Asia Fund has been operating for less than a year, and most of our stocks were only purchased late in 2013, the beginning stock prices we quote will be from the time we purchased the issue, and the last quote will be as of the end of the year.

The two stocks that dropped the most were Amata Corporation and TICON Industrial Connection. Amata sliced 16¢ off the NAV, dropping 26.3% in dollar terms from $0.57 to $0.42, while TICON sank 22.6% from $0.62 to $0.48 for a loss of 10¢ per fund share. Both companies provide land and buildings in Thailand to foreign corporations for use in manufacturing automobiles, auto parts, electronics and other products. Floods hurt the operations of both companies, and political instability also contributed to the slide. Although things look difficult right now, we’re holding onto these stocks, since both companies should benefit from Thailand’s position as a low-cost manufacturing center.

Annual Report • 2013	PARNASSUS FUNDS

Parnassus Asia Fund as of December 31, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Bank Rakyat Indonesia declined 14.3% from $0.70 to $0.60, cutting 11¢ off the value of each fund share. The bank is Indonesia’s second largest by assets, with one-third of its lending coming from microloans to small, rural businesses. In 2013, concerns about Indonesia’s current account deficit and the U.S. Federal Reserve’s reduction in its stimulus program weakened the Indonesian rupiah and depressed the company’s stock. Most of the stock decline was due to currency translation (weakening of the rupiah against the dollar). Bank Rakyat continues to gain share among small- and medium-sized businesses, which should increase earnings next year.

Thanachart Capital, the fifth largest bank in Thailand, sliced 10¢ off the NAV, as its stock dropped 16.8% from $1.19 to $0.99. Growth in automobile loans, which accounts for just over half of Thanachart’s volume, slowed in 2013 as a weaker Thai baht reduced consumers’ ability to purchase new cars. The bank also adopted stricter loan policies to reduce credit losses in the future, which also had the effect of reducing earnings this year. Since acquiring Siam City Bank in 2010, Thanachart has been reducing its dependence on the competitive auto loan market. Continued growth in corporate, small-business and mortgage-loans should diversify the bank’s income, providing support for this undervalued stock.

Fortunately, we had more winners than losers. Biostime International Holdings, a Chinese distributor of foreign-made infant formula, saw its stock soar an amazing 81.5% from $4.92 to $8.93 for a gain of 27¢ for each fund share. In August, a competitor of the company was forced to recall supplies of possibly contaminated milk, which burnished Biostime’s image as a purveyor of safe, high-quality products. Also, late in the year, the Chinese government relaxed its one-child policy, and Biostime acquired a factory to produce formula domestically. Both developments helped the stock, since they significantly expand the company’s already fast-growing customer base.

21Vianet added 19¢ to the NAV, as its stock climbed 36.2% from $17.27 to $23.52. Aside from telecommunications carriers, the company is the largest provider of Internet data-centers in China, with 80 centers located in more than 40 cities across the country. 21Vianet has entered into a strategic partnership with Microsoft to provide Office 365 and Windows Azure service through the cloud to over 2,000 customers, who are willing to pay a premium for secure, reliable and scalable data services. Strong demand for cloud services in China caused a surge in profits this year and should continue to benefit the company going forward.

KDDI Corporation, the second largest telecommunications company in Japan, saw its stock jump 26.1% from $48.87 to $61.62, boosting the value of each fund share by 19¢. Part of the reason for the stock’s move higher was the strong performance of the Japanese stock market, aided by the easy-money policies of the Bank of Japan, but the company achieved record net profit, because of strong sales of smartphones and the resulting higher usage fees. KDDI has pioneered some innovative strategies, such as selling older models of Apple iPhones at a steep discount and encouraging trade-ins of Wi-Fi only iPads for new cellular-enabled iPad minis. In both cases, KDDI is winning over users with its high-speed LTE network, and they’re willing to pay hefty monthly fees for large volumes of data.

PARNASSUS FUNDS	Annual Report • 2013

Top 10 Holdings

(percentage of net assets)

Samsung Electronics Co., Ltd.	4.8%

Applied Materials Inc.	4.7%

Television Broadcasts Ltd.	4.6%

KDDI Corp.	4.6%

Li & Fung Ltd.	4.2%

Keppel Corp., Ltd.	3.9%

21Vianet Group Inc. (ADR)	3.8%

Expeditors International of Washington Inc.	3.7%

Rakuten Inc.	3.5%

PT Bank Rakyat Indonesia (Persero)	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2013 of $10,000 invested on April 30, 2013

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 30, 2013) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Samsung Electronics contributed 12¢ to the value of each fund share, as its stock price rose 15.3% from $1,129.35 to $1,302.62. Worldwide, the South Korean consumer-electronics giant ranks first in sales of mobile phones and second behind Intel in semiconductors. Although Samsung lost a couple of patent battles with Apple, its Galaxy 4 smartphone is outselling the iPhone, and the company continues its strategy of rapid product innovation with different-sized tablets, wearable smartphones and bendable screen displays. With strong distribution in both developed and developing markets, Samsung is poised for higher earnings, when it creates the next “must-have” gadget.

The stock price of Rakuten climbed 20.7% from $12.37 to $14.93, lifting the value of each fund share by 12¢. Based in Japan, Rakuten is an international online shopping mall with tens of thousands of merchants and also a major player in online financial services including securities brokerage and credit-cards. In Japan, e-commerce reaped the benefits of improved customer demand this year, while the effects of the government’s stimulus program (known as Abenomics) gave the company a boost. Operations in Taiwan, Thailand, Malaysia, and especially Indonesia, performed well, strengthening Rakuten’s presence in Southeast Asia’s fast-growing markets.

Lenovo increased the Fund’s NAV by 11¢, as its stock price climbed 25.8% from $0.97 to $1.22. (Because they are more liquid, we own the Hong Kong-listed shares, as opposed to the US-listed ADR’s; one ADR is equal to 20 shares with a value of $24.40 at year-end.) This maker of personal computers (PCs) and other technology products is the number one brand in China, and this year it surpassed Hewlett-Packard as the largest PC manufacturer in the world. Although investors are concerned that the PC market may be contracting, Lenovo was able to gain market share and keep its PC sales growing, while protecting profitability with low-cost manufacturing. The company has also expanded its product line to include smartphones and tablets, and now sells more mobile devices than PCs. Lenovo plans to sell its phones and tablets in more developed markets such as the U.S. in the near future, a strategy that should extend the company’s track record of profitable growth.

Applied Materials, the big maker of equipment used in semiconductor-manufacturing, added 10¢ to each fund share, as its stock gained 12.2% from $15.77 to $17.69. Although based in Silicon Valley, Applied has announced a merger with Tokyo Electron and will have more than half its sales in Asia. The company had a strong start in 2013, as robust demand from chipmakers and manufacturers of flat-panel displays helped earnings and pushed the stock higher. The big event, though, was the announcement that Applied would merge with Tokyo Electron, a rival Japanese maker of semiconductor equipment. The stock moved higher on the news, since the combined company will benefit from a wider customer base, enormous cost savings and much more pricing power.

Outlook and Strategy

Those of you who read the results of the other Parnassus Funds discussed earlier in this report may have noticed that three of the Parnassus Funds each earned more than 30% this year, including the Parnassus Fund, the Parnassus Equity Income Fund and the Parnassus Workplace Fund. Other shareholders may have noticed that the Japanese stock market was up 49% this year, so why wasn’t the Parnassus Asia Fund up more?

Annual Report • 2013	PARNASSUS FUNDS

The short answer is that except for Japan and Taiwan, all the Asian countries where we have holdings were down. Also, for an American investor, Japan’s stock market gain is not what it seems. While Japan’s Nikkei Index was up 49%, that is measured in yen terms. Since the yen fell about 19% against the dollar, that meant the gain for Americans in our currency was only about 25% – not bad, but not 49%. (All results in the Parnassus Asia Fund are translated into dollars.) Although we have some Japanese stocks in our portfolio, and these did well for us, only about 12% of our assets were in Japan.

The most important factor, though, is that, on balance, the Asian economies are not doing as well as the American economy and the stock markets reflect that. Although the U.S. economy has been slow to recover, it is recovering and things are improving here more than in Asia. Last year, the Hong Kong stock market dropped 2.8%, Indonesia was down 4.7%, Singapore was down 0.2%, South Korea was down 2.9%, Thailand was down 13.1% and China was down 10.2%. Although Taiwan was up 12.1%, its currency was down 3.4% in relation to the U.S. dollar, so the return expressed in American currency was only 8.3%.

I expect most Asian markets to do much better in 2014 than they did in 2013. The real wild card is Thailand. It has a well-developed economy, and its costs are among the lowest in Asia, so I believe it should thrive in 2014. The difficulty is that there is a lot of political instability in the country, with the opposition party known as “yellow shirts” conducting strong, and sometimes violent, protests against the government party known as “red shirts.” Right now, it looks as if this instability might affect the tourism industry, which accounts for 12% of the economy. If the political situation improves, the economy could be strong and the stock market could soar, since valuations are very low right now.

I think all the other Asian stock markets where we have holdings should do better in 2014 than they did in 2013. (Japan is the exception since it ran up so much in 2013. I expect it to do reasonably well in 2014, but nothing like the 49% it gained in 2013). Asian economies tend to follow the U.S., since the U.S. buys so many products from Asia. Most of the companies in the Fund’s portfolio have strong links to the American economy, so if the United States does well, I believe Asia should do well, too.

Billy Hwan, our senior research analyst, and I visited Asia twice last year, as did Maria Kamin and Rachel Tan from our ESG team. Billy and I visited over 50 companies in Asia, and we also attended two investment conferences in that part of the world. This has given us a much better view of various Asian economies than we had a year ago, and we’ve found some good companies to invest in.

Billy is a graduate of Stanford University and the Haas School of Business at the University of California, Berkeley, and he has also had some terrific Asia experience. He worked at the Government of Singapore Investment Corporation, studied and worked in Japan, as well as studied for a year in Taiwan. He has been invaluable to me in terms of finding good investments for the Fund.

We cannot predict the future of the stock markets in Asia or chart the direction of the Asian economies next year, but we do have the ability to find good companies and invest in them. We are optimistic about the prospects for that part of the world, and if we’re right, the Fund should do very well in 2014.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS FIXED-INCOME FUND

Ticker : PRFIX

As of December 31, 2013, the NAV of the Parnassus Fixed-Income Fund was $16.43, producing a loss for the year of 2.71% (including dividends). This compares to a loss of 2.02% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a loss of 1.69% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 2013, the 30-day subsidized SEC yield was 1.32%, and the unsubsidized SEC yield was 1.24%.

2013 Review

The past year was a tumultuous period for bond markets, as the Federal Reserve instituted a policy change and dominated headlines. In late 2012, the Federal Reserve removed the deadline from its Quantitative Easing (QE) program. Because of the open-ended nature of the program, it was quickly dubbed “QE-infinity” and the markets rejoiced at the continued flow of cheap money. This led to higher asset prices and lower yields, with the yield on the 10-year Treasury initially dropping to 1.63% by May 2nd from 1.83% on January 1st.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2013

Parnassus Fixed-Income Fund	-2.71	2.12	4.06	4.10	0.79	0.68

Barclays U.S. Aggregate Bond Index	-2.02	3.26	4.44	4.54	NA	NA

Lipper A-Rated Bond Fund Average	-1.69	4.52	7.16	4.60	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, (as Amended and Restated September 30, 2013), Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

In May, the Federal Reserve first communicated its desire to gradually remove the monthly bond purchases, as the exceptionally low yields were not reflective of the country’s growth rate. Bond investors spent the summer trying to decipher the timing of the first reduction in purchases and carefully watched each economic data release for clues. Investors widely expected that the Federal Reserve would begin tapering in September, and so the 10-Year Treasury rose to 3.00% in anticipation of the policy change.

However, the economy slowed over the summer, due to concerns about both higher interest rates and political infighting in Washington. As a result, the market received a “September Surprise” when the Federal Reserve made no changes to its QE program. This sent the 10-year Treasury from 3.00% back to 2.50% by the end of October.

By the third quarter of the year, Gross Domestic Product (GDP) accelerated to an annualized rate of 4.1%. The economy added approximately 200,000 jobs per month and consumer spending increased. Since 2010, the economy added 7.4 million jobs, a substantial percentage of the 8.7 million jobs lost during 2008 and 2009. Finally, Congress departed from its now-typical brinksmanship by announcing a longer-term budget deal, giving both businesses and individuals better clarity on future policies.

As a result of these positive developments, the Federal Reserve opted to reduce its monthly stimulus in December. Beginning in January 2014,

Annual Report • 2013	PARNASSUS FUNDS

monthly purchases will be reduced from $85 billion per month to $75 billion. Investors reacted to this announcement by sending the 10-year Treasury yield back to 3.00%.

When interest rates rise, bond prices fall. However, these events had different impacts on asset classes within the bond market. The Barclays Aggregate Index, the Fund’s benchmark, has three major categories: Treasuries, Corporate Credits and Securitizations.

Treasury bond prices felt the greatest impact from the year’s rising interest rates, declining by 3.35%. During the latter half of the year, the percentage of Treasury bonds in the Fund decreased substantially. Treasury bonds represented 62% of the Fund as of January 1st, but declined to 45% by the end of the year. I decreased the allocation of Treasuries to invest more heavily in asset classes

Value on December 31, 2013 of $10,000 invested on December 31, 2003

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

that would directly benefit from the improving economy and generate a higher return for investors. However, the allocation to Treasury bonds is still above the 36% weighting in the benchmark. The Fund’s heavy weighting in Treasuries meant that its performance very closely reflects this return.

Corporate Credits lost less value during the year than Treasury bonds because credit spreads tightened. Credit spreads represent the premium an investor receives to hold riskier corporate debt instead of Treasury bonds, and is therefore referred to as a “spread over Treasuries”. In times of rising interest rates, or when the base Treasury rate increases, this credit spread can act as a buffer and shrink, protecting some of the value of the bonds. Because corporations continued to perform well and have robust balance sheets, investors accepted a smaller premium over Treasuries during 2013. Within the benchmark, corporate credits lost 1.53% over the year. The Fund benefitted from its relatively high allocation to corporate credits for the year of 37% versus 22% for the index.

The final major component of the Barclays Aggregate Index is asset-backed, or securitized, bonds. Securitized bonds are typically composed of multiple loans that have physical collateral, usually real estate. Most securitized bonds are built from mortgages, so they have different characteristics than corporate credits or Treasury bonds, and are an important component of a diversified portfolio. Securitized debt represents 32% of the benchmark and, due to a prospectus modification made on September 30th, the Fund is now able to invest in this asset class. Because Quantitative Easing (QE) involves purchasing both

Parnassus Fixed-Income Fund as of December 31, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Treasury bonds and mortgage-backed securities, it’s my belief that the gradual reduction of QE will push prices down since the Federal Reserve, currently the largest buyer, will no longer artificially elevate demand. I believe there will be opportunities throughout 2014 to increase the Fund’s allocation to this asset class from its year-end weight of 10%.

Outlook and Strategy

In the upcoming year, it’s likely that the Federal Reserve will continue to take center stage. Navigating through the end of QE, while keeping the market informed and the economy on track, will be a gargantuan task.

PARNASSUS FUNDS	Annual Report • 2013

During most of the past four years, companies were rewarded by their shareholders for holding exceptionally high levels of cash. While this gave investors in both their stocks and bonds increased confidence in corporate credit profiles, cash stockpiling was a major drag on economic growth. This sentiment began to evaporate last year as investors became aggravated by extremely high corporate cash levels, since cash provides a much lower return, especially when compared to the return on producing a new product line or entering a new market. This, to me, signals the beginning of higher growth: as companies are pressured to deploy their cash and reinvest in their businesses, the economy grows.

Because of this outlook, I have positioned the Fund for a growing economy. First, this means that the Fund’s duration is shorter than the Barclays Aggregate Index’s, so it will have comparatively lower interest rate sensitivity. Second, the Fund still has a relatively high allocation to corporate credits. It’s my expectation that increasing consumer demand, and productivity gains due to advances in software, will drive revenues and cash flows higher. This should continue to benefit corporations, particularly those sensitive to capital expenditures, such as high-tech industrial firms.

Next, convertible bonds will likely play a more important role in the upcoming year. The Parnassus Fixed-Income Fund can invest up to 20% of its assets in convertible bonds. This asset class typically does well during periods of growth, since it benefits from equity price appreciation, so it can be a way to supplement fixed-income returns. Finally, mortgage pools will be opportunistically added throughout 2014, so that the Fund reaps the benefits of this asset class as the housing market continues to recover.

Thank you for your investment in the Parnassus Fixed-Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Annual Report • 2013	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

The outpouring of respect, admiration and love touched off by the death of Nelson Mandela brought 2013 to a close with a crescendo of applause. It was a spontaneous and worldwide celebration of his life. Mandela’s life had special meaning for Parnassus and other members of the social investment community because it legitimized the use of non-financial measures in the appraisal of companies as investments.

Little by little, the anti-apartheid campaign gained strength, coming to a head during the 1980s. General Motors and IBM pulled out of South Africa. Between 1985 and 1988, 114 American companies, including Eastman Kodak, Dow Chemical, Exxon and Ford, withdrew their investments. Parnassus Investments was born in this maelstrom at the end of 1984 and aligned itself with the protestors.

2014 got under way with the elevation of Mary Barra to president and CEO of General Motors. She is the first female to head up a major auto maker. Her appointment came two years after Virginia Rometty was named CEO of IBM, a holding in two Parnassus Funds. Of the Fortune 500 companies, 22 are now led by a female CEO, including two Parnassus Funds holdings, Mondelez International and PepsiCo.

Fast Retailing, one of the first holdings in Parnassus’s newly launched Asia Fund, is the parent of Uniqlo, fastest growing apparel chain in the world. Noted for selling stylish clothes at reasonable prices, Uniqlo has stores in 15 countries and is just beginning its U.S. push with 17 stores, mainly in the New York metropolitan area and the Bay Area. The company is nothing if not ambitious. It has a simple goal of becoming the world’s largest clothing retailer. Uniqlo has 793 stores in its home country, Japan, 99 of them in Tokyo. The company has established a partnership with the Grameen Healthcare Trust to attack poverty, illiteracy and poor sanitation. They are opening stores to sell clothes to the poor, investing the profits in community businesses. Their mission statement is simple: “Changing clothes. Changing conventional wisdom. Changing the world.”

Another Asian holding is Hong Kong-based Lenovo, the company that bought IBM’s personal computer business, retaining the ThinkPad brand name. This business has done so well that Lenovo has jumped into first place in worldwide PC sales – and the company now plans to enter the mobile phone market. Lenovo has a well-developed social responsibility platform. It is one of the constituents of the Hang Seng corporate sustainability index, and it is a signatory and member of the United Nations Global Compact. Piracy has been a problem for many companies entering the Chinese market, and Lenovo has been a leader in fighting for the protection of intellectual property rights. The company has an Employee Code of Conduct that requires employees to report any evidence of fraud or danger to health and safety.

Riverbed Technology joined Whole Foods Market and TV station KPIX in sponsoring a program to feed hungry families in the San Francisco Bay Area. The drive concentrated on getting people to make food donations to bins located in Whole Foods stores…One of latest benefits at perk-happy Google is a special death benefit. In event of an employee’s death, Google will pay one-half of his/her salary to spouse or domestic partner for the next 10 years. In addition, it will send $1,000 a month for children still in school until they reach age 19…Roche Holdings, Switzerland’s pharmaceutical giant and a recent addition to the Parnassus Funds portfolio, specializes in exemplary workplaces. Roche owns 11 different companies in the United States – and the two largest, Genentech in South San Francisco and Roche Diagnostics in Indianapolis, both make Fortune’s list of the 100 Best Companies to Work For.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Annual Report • 2013

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2013 through December 31, 2013.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$1,190.13	$4.97
Hypothetical (5% before expenses)	$1,000.00	$1,020.67	$4.58
Parnassus Equity Income Fund – Investor Shares: Actual	$1,000.00	$1,172.62	$4.93
Hypothetical (5% before expenses)	$1,000.00	$1,020.67	$4.58
Parnassus Equity Income Fund – Institutional Shares: Actual	$1,000.00	$1,173.45	$3.73
Hypothetical (5% before expenses)	$1,000.00	$1,021.78	$3.47
Parnassus Mid-Cap Fund: Actual	$1,000.00	$1,155.55	$6.52
Hypothetical (5% before expenses)	$1,000.00	$1,033.37	$6.15
Parnassus Small-Cap Fund: Actual	$1,000.00	$1,190.19	$6.62
Hypothetical (5% before expenses)	$1,000.00	$1,019.16	$6.11
Parnassus Workplace Fund: Actual	$1,000.00	$1,156.05	$6.20
Hypothetical (5% before expenses)	$1,000.00	$1,019.46	$5.80
Parnassus Asia Fund: Actual	$1,000.00	$1,048.16	$7.49
Hypothetical (5% before expenses)	$1,000.00	$1,017.90	$7.37
Parnassus Fixed-Income Fund: Actual	$1,000.00	$993.48	$3.42
Hypothetical (5% before expenses)	$1,000.00	$1,021.78	$3.47

* Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 0.90%, 0.68%, 1.20%, 1.20%, 1.14%, 1.45% and 0.68% for the Parnassus Fund, Parnassus Equity Income Fund – Investor Shares, Parnassus Equity Income Fund – Institutional Shares, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund, Parnassus Asia Fund and Parnassus Fixed-Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 184/365 (to reflect the one-half year period).

Annual Report • 2013	PARNASSUS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Asia Fund) and the Parnassus Income Funds (comprised of Parnassus Equity Income Fund and Parnassus Fixed-Income Fund) (collectively, the “Trusts”) as of December 31, 2013, and the related statements of operations for the year then ended for Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund, Parnassus Equity Income Fund and Parnassus Fixed-Income Fund and for the period April 30, 2013 (inception date) through December 31, 2013 for Parnassus Asia Fund, the statements of changes in net assets for each of the two years in the period then ended for Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund, Parnassus Equity Income Fund and Parnassus Fixed-Income Fund and for the period April 30, 2013 (inception date) through December 31, 2013 for Parnassus Asia Fund, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund, Parnassus Equity Income Fund and Parnassus Fixed-Income Fund and for the period April 30, 2013 (inception date) through December 31, 2013 for Parnassus Asia Fund. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2013, the results of their operations for the periods then ended, the changes in their net assets for each of the two years in the period then ended for Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund, Parnassus Equity Income Fund and Parnassus Fixed-Income Fund and for the period April 30, 2013 (inception date) through December 31, 2013 for Parnassus Asia Fund, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund, Parnassus Equity Income Fund and Parnassus Fixed-Income Fund and for the period April 30, 2013 (inception date) through December 31, 2013 for Parnassus Asia Fund, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

February 3, 2014

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS FUND

Portfolio of Investments as of December 31, 2013

Shares	Equities	Percent of Net Assets	Market Value ($)

	Air Transportation
425,000	Air Lease Corp.	2.3%	13,209,000

	Biotechnology
420,000	InterMune Inc. [q]	1.1%	6,186,600

	Chemicals
200,000	Calgon Carbon Corp. [q]		4,114,000
125,000	Compass Minerals International Inc.		10,006,250

		2.4%	14,120,250

	Communications Equipment
250,000	QUALCOMM Inc.	3.2%	18,562,500

	Computers
75,000	International Business Machines Corp.	2.5%	14,067,750

	Electronics
375,000	Trimble Navigation Ltd. [q]	2.3%	13,012,500

	Financial Services
225,000	Capital One Financial Corp.		17,237,250
500,000	Charles Schwab Corp.		13,000,000
10,000	Essent Group Ltd. [q,l]		240,600
600,000	TCF Financial Corp.		9,750,000
300,000	Wells Fargo & Co.		13,620,000

		9.4%	53,847,850

	Food Products
310,000	Mondelez International Inc.		10,943,000
100,000	PepsiCo Inc.		8,294,000

		3.3%	19,237,000

	Health Care Services
225,000	Express Scripts Holding Co. [q]	2.8%	15,804,000

	Home Builders
850,000	DR Horton Inc.		18,972,000
1,150,000	PulteGroup Inc.		23,425,500
245,000	Toll Brothers Inc. [q]		9,065,000

		9.0%	51,462,500

	Lodging
400,000	Orient-Express Hotels Ltd. Q	1.1%	6,044,000

	Minerals & Mining
65,000	Dominion Diamond Corp. [q]	0.2%	933,400

	Networking Products
1,600,000	Riverbed Technology Inc. [q]	5.1%	28,928,000

	Oil & Gas
100,000	Thermon Group Holdings Inc. [q]		2,733,000
800,000	W&T Offshore Inc.		12,800,000

		2.7%	15,533,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
283,000	Abbott Laboratories		10,847,390
2,000	Allergan Inc.		222,160
135,000	Novartis AG (ADR)		10,851,300
165,000	Roche Holdings Ltd. (ADR) [l]		11,583,000

		5.9%	33,503,850

	Professional Services
450,000	Iron Mountain Inc.	2.4%	13,657,500

	Semiconductor Capital Equipment
1,500,000	Applied Materials Inc.		26,535,000
200,000	Lam Research Corp. [q]		10,890,000

		6.5%	37,425,000

	Semiconductors
150,000	Altera Corp.		4,879,500
750,000	EZchip Semiconductor Ltd. [q,l]		18,457,500
475,000	Intel Corp.		12,331,000

		6.2%	35,668,000

	Services
300,000	ADT Corp. [l]		12,141,000
400,000	Thomson Reuters Corp.		15,128,000

		4.7%	27,269,000

	Software
275,000	Autodesk Inc. [q]		13,840,750
50,000	Citrix Systems Inc. [q]		3,162,500
150,000	Intuit Inc.		11,448,000

		5.0%	28,451,250

	Telecommunications Equipment
1,000,000	Ciena Corp. [q]		23,930,000
850,000	Finisar Corp. [q]		20,332,000
1,050,000	Harmonic Inc. [q]		7,749,000

		9.1%	52,011,000

	Telecommunications Provider
100,000	Equinix Inc. [q]		17,745,000
25,000	Shaw Communications Inc.		608,500
500,000	Vivendi SA (ADR)		13,185,000

		5.5%	31,538,500

	Transportation
325,000	C.H. Robinson Worldwide Inc. [l]		18,960,500
400,000	Expeditors International of Washington Inc.		17,700,000

		6.4%	36,660,500

	Total investment in equities (cost $450,683,544)	99.1%	567,132,950

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of December 31, 2013 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Albina Community Bank 0.20%, matures 01/15/2014		99,844
100,000	Carver Federal Savings Bank 0.25%, matures 02/18/2014		99,474
100,000	Community Bank of the Bay 0.30%, matures 07/15/2014		97,863
100,000	Eastern Bank 0.10%, matures 01/29/2014		99,694
100,000	Latino Community Credit Union 0.50%, matures 02/20/2014		99,452
100,000	Metro Bank 0.20%, matures 05/10/2014		98,587
100,000	Opportunities Credit Union 0.20%, matures 04/25/2014		98,751
100,000	Self-Help Credit Union 0.80%, matures 01/15/2014		99,848
100,000	Southern Bancorp Bank 0.35%, matures 01/15/2014		99,849

		0.2%	893,362

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 04/15/2014		196,548
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2014		199,212
100,000	Vermont Community Loan Fund 0.85%, matures 10/15/2014		95,282

		0.1%	491,042

	Time Deposits
3,728,497	BBH Cash Management Service Citibank, London 0.03%, due 01/02/2014	0.6%	3,728,497

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
52,349,125	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.03%	9.1%	52,349,125

	Total short-term securities (cost $57,462,026)	10.0%	57,462,026

	Total securities (cost $508,145,570)	109.1%	624,594,976

	Payable upon return of securities loaned	(9.1%)	(52,349,125)

	Other assets and liabilities - net	0.0%	54,981

	Total net assets	100.0%	572,300,832

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2013.
	The total value of the securities on loan at December 31, 2013 was $51,239,399.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.
	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of December 31, 2013

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
1,941,000	Compass Minerals International Inc. Ω		155,377,050
1,005,000	Praxair Inc.		130,680,150

		3.5%	286,057,200

	Communications Equipment
2,954,000	QUALCOMM Inc.	2.7%	219,334,500

	Computers
625,745	Apple Inc.	4.3%	351,111,777

	Consulting Services
1,018,000	Accenture PLC	1.0%	83,699,960

	Cosmetics & Personal Care
3,355,000	Procter & Gamble Co.	3.4%	273,130,550

	Financial Services
6,007,000	Charles Schwab Corp.		156,182,000
275,000	MasterCard Inc.		229,751,500

		4.8%	385,933,500

	Food Products
1,700,000	McCormick & Co.		117,164,000
8,300,000	Mondelez International Inc.		292,990,000
2,255,000	PepsiCo Inc.		187,029,700
5,295,000	Sysco Corp.		191,149,500

		9.7%	788,333,200

	Home Products
1,140,000	WD-40 Co. Ω	1.1%	85,135,200

	Industrial Manufacturing
3,185,000	Pentair Ltd.		247,378,950
1,601,900	Teleflex Inc.		150,354,335
7,500,000	Xylem Inc.		259,500,000

		8.1%	657,233,285

	Insurance
1,002,000	Verisk Analytics Inc. [q]	0.8%	65,851,440

	Internet
150,000	Google Inc. [q]	2.1%	168,106,500

	Medical Equipment
3,200,000	Patterson Companies Inc.	1.6%	131,840,000

	Natural Gas
2,255,000	Energen Corp.		159,541,250
6,010,000	MDU Resources Group Inc.		183,605,500
2,000,000	Northwest Natural Gas Co. Ω		85,640,000
4,535,000	Spectra Energy Corp.		161,536,700

		7.3%	590,323,450

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
2,850,000	National Oilwell Varco Inc.		226,660,500
5,325,000	W&T Offshore Inc. Ω		85,200,000

		3.9%	311,860,500

	Pharmaceuticals
2,295,000	Allergan Inc.		254,928,600
2,505,000	Gilead Sciences Inc. [q]		188,250,750
1,775,000	Novartis AG (ADR)		142,674,500

		7.2%	585,853,850

	Professional Services
6,900,000	Iron Mountain Inc.	2.6%	209,415,000

	Retail
3,154,000	CVS Caremark Corp.		225,731,780
2,202,000	Target Corp.		139,320,540

		4.5%	365,052,320

	Semiconductor Capital Equipment
18,000,000	Applied Materials Inc.	3.9%	318,420,000

	Services
5,640,000	Thomson Reuters Corp. [l]	2.6%	213,304,800

	Telecommunications Equipment
4,745,000	Motorola Solutions Inc.	4.0%	320,287,500

	Telecommunications Provider
6,199,700	Shaw Communications Inc. [l]	1.9%	150,900,697

	Transportation
5,375,000	C.H. Robinson Worldwide Inc. [l]		313,577,500
4,866,000	Expeditors International of Washington Inc.		215,320,500
1,552,000	United Parcel Service Inc.		163,084,160

		8.6%	691,982,160

	Utility & Power Distribution
1,800,000	AGL Resources Inc.		85,014,000
8,450,000	Questar Corp.		194,265,500

		3.5%	279,279,500

	Waste Management
4,400,000	Waste Management Inc.	2.4%	197,428,000

	Total investment in equities (cost $5,495,095,735)	95.5%	7,729,874,889

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of December 31, 2013 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Community Bank of the Bay 0.30%, matures 07/15/2014		97,863
250,000	Community Trust Credit Union 0.55%, matures 10/15/2014		242,137

		0.0%	340,000

	Certificates of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 01/24/2013, matures 01/23/2014, 0.15% Participating depository institutions: Apple Bank for Savings, par 15,193; Citizens Business Bank, par 60,659; First Bank, par 241,000; MB Financial Bank, par 183,148; (cost $498,793)		498,793
500,000	CDARS agreement with Community Bank of the Bay, dated 02/07/2013, matures 02/06/2014, 0.15% Participating depository institutions:
	First Commonwealth Bank, par 241,000; Flagstar Bank, par 202,630; The PrivateBank and Trust Company, par 56,370; (cost $497,969)		497,969
500,000	CDARS agreement with Community Bank of the Bay, dated 10/10/2013, matures 04/10/2014, 0.15% Participating depository institutions:
	Banco Popular de Puerto Rico, par 246,000; Bank of the West, par 19,871; Signature Bank, par 234,129; (cost $484,561)		484,561
500,000	CDARS agreement with Community Bank of the Bay, dated 10/17/2013, matures 10/16/2014, 0.15% Participating depository institutions:
	Bank of the West, par 221,129; Citizens Business Bank, par 37,871; Fieldpoint Private Bank & Trust, par 241,000; (cost $484,176)		484,176

		0.0%	1,965,499

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 04/15/2014		98,274
7,500,000	MicroVest Plus, LP Note 2.25%, matures 04/15/2014		7,242,857
200,000	New Hampshire Community Loan Fund 1.00%, matures 07/15/2014		193,590
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2014		199,212
100,000	Vermont Community Loan Fund 1.00%, matures 04/15/2014		98,274

		0.1%	7,832,207

	Time Deposits
327,011,773	BBH Cash Management Service Citibank, London 0.03%, due 01/02/2014		27,011,773
	Deutsche Bank, Grand Cayman 0.03%, due 01/02/2014		75,000,000
	ING Bank, Amsterdam 0.03%, due 01/02/2014		75,000,000
	JPMorgan Chase, Nassau 0.03%, due 01/02/2014		75,000,000
	Wells Fargo, Grand Cayman 0.03%, due 01/02/2014		75,000,000

		4.1%	327,011,773

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
190,104,852	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class
	variable rate, 0.03%	2.3%	190,104,852

	Total short-term securities (cost $527,254,331)	6.5%	527,254,331

	Total securities (cost $6,022,350,066)	102.0%	8,257,129,220

	Payable upon return of securities loaned	(2.3%)	(190,104,852)

	Other assets and liabilities - net	0.3%	24,264,150

	Total net assets	100.0%	8,091,288,518

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of December 31, 2013 (continued)

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2013.
The total value of the securities on loan at December 31, 2013 was $186,102,150.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of December 31, 2013

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
75,000	Compass Minerals International Inc.	2.5%	6,003,750

	Consulting Services
57,500	Teradata Corp. [q]	1.1%	2,615,675

	Data Processing
75,000	Equifax Inc.		5,181,750
80,000	Fiserv Inc. [q]		4,724,000
40,000	Paychex Inc.		1,821,200

		4.9%	11,726,950

	Financial Services
200,000	Charles Schwab Corp.		5,200,000
425,000	First Horizon National Corp.		4,951,250
177,500	SEI Investments Co.		6,164,575

		6.8%	16,315,825

	Food Products
170,000	Sysco Corp.	2.5%	6,137,000

	Health Care Products
123,900	DENTSPLY International Inc.	2.5%	6,006,672

	Health Care Services
70,500	Cardinal Health Inc.	2.0%	4,710,105

	Industrial Manufacturing
115,000	Pentair Ltd.		8,932,050
57,500	Teleflex Inc.		5,396,950
256,500	Xylem Inc.		8,874,900

		9.6%	23,203,900

	Insurance
35,000	Verisk Analytics Inc. [q]	1.0%	2,300,200

	Machinery
89,900	MRC Global Inc. [q]	1.2%	2,900,174

	Medical Equipment
148,250	Patterson Companies Inc.	2.5%	6,107,900

	Natural Gas
50,000	Energen Corp.		3,537,500
234,600	MDU Resources Group Inc.		7,167,030
145,000	Spectra Energy Corp.		5,164,900

		6.6%	15,869,430

	Oil & Gas
110,200	Cameron International Corp. [q]		6,560,206
24,600	Concho Resources Inc. [q]		2,656,800
128,000	Noble Corp. PLC		4,796,160

		5.8%	14,013,166

Shares	Equities	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
52,500	Allergan Inc.	2.4%	5,831,700

	Professional Services
206,000	Insperity Inc.		7,442,780
250,000	Iron Mountain Inc.		7,587,500

		6.2%	15,030,280

	Retail
79,485	Nordstrom Inc.	2.0%	4,912,173

	Semiconductor Capital Equipment
450,000	Applied Materials Inc.	3.3%	7,960,500

	Services
21,000	Ecolab Inc.	0.9%	2,189,670

	Software
122,900	Autodesk Inc. [q]		6,185,557
67,500	Citrix Systems Inc. [q]		4,269,375
84,500	Intuit Inc.		6,449,040
153,800	Synopsys Inc. [q]		6,239,666

		9.6%	23,143,638

	Telecommunications Equipment
120,000	Motorola Solutions Inc.	3.4%	8,100,000

	Telecommunications Provider
280,000	Shaw Communications Inc. [l]	2.8%	6,815,200

	Transportation
134,000	C.H. Robinson Worldwide Inc. [l]		7,817,560
178,450	Expeditors International of Washington Inc.		7,896,413

		6.5%	15,713,973

	Utility & Power Distribution
125,000	AGL Resources Inc.		5,903,750
359,000	Questar Corp.		8,253,410

		5.8%	14,157,160

	Waste Management
155,000	Waste Management Inc.	2.9%	6,954,850

	Total investment in equities (cost $180,170,434)	94.8%	228,719,891

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS MID-CAP FUND

Portfolio of Investments as of December 31, 2013 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
11,334,598	BBH Cash Management Service Citibank, London 0.03%, due 01/02/2014	4.7%	11,334,598

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
8,239,278	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.03%	3.4%	8,239,278

	Total short-term securities (cost $19,573,876)	8.1%	19,573,876

	Total securities (cost $199,744,310)	102.9%	248,293,767

	Payable upon return of securities loaned	(3.4%)	(8,239,278)

	Other assets and liabilities - net	0.5%	1,107,896

	Total net assets	100.0%	241,162,385

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2013.
	The total value of the securities on loan at December 31, 2013 was $8,075,014.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of December 31, 2013

Shares	Equities	Percent of Net Assets	Market Value ($)

	Air Transportation
800,000	Air Lease Corp.	3.2%	24,864,000

	Auto Parts
1,175,000	Gentex Corp.	5.0%	38,763,250

	Biotechnology
675,000	InterMune Inc. [q,l]	1.3%	9,942,750

	Chemicals
550,000	Calgon Carbon Corp. [q]		11,313,500
450,000	Compass Minerals International Inc.		36,022,500

		6.1%	47,336,000

	Electronics
200,000	Harman International Industries Inc.	2.1%	16,370,000

	Financial Services
1,300,000	First American Financial Corp.		36,660,000
1,050,000	TCF Financial Corp.		17,062,500

		6.9%	53,722,500

	Health Care Services
1,100,000	VCA Antech Inc. [q]	4.4%	34,496,000

	Home Builders
1,000,000	PulteGroup Inc.		20,370,000
300,000	Toll Brothers Inc. [q]		11,100,000

		4.1%	31,470,000

	Lodging
600,000	Orient-Express Hotels Ltd. [q]	1.2%	9,066,000

	Machinery
2,550,000	Blount International Inc. q, Ω		36,898,500
950,000	MRC Global Inc. [q]		30,647,000
340,000	Regal-Beloit Corp.		25,064,800

		11.9%	92,610,300

	Minerals & Mining
2,615,000	Dominion Diamond Corp. [q]	4.8%	37,551,400

	Natural Gas
175,000	MDU Resources Group Inc.	0.7%	5,346,250

Shares	Equities	Percent of Net Assets	Market Value ($)

	Networking Products
1,850,000	Riverbed Technology Inc. [q]	4.3%	33,448,000

	Oil & Gas
775,000	Energy XXI (Bermuda) Ltd.		20,971,500
475,000	Thermon Group Holdings Inc. [q]		12,981,750
1,200,000	W&T Offshore Inc. [l]		19,200,000

		6.9%	53,153,250

	Professional Services
300,000	Insperity Inc.		10,839,000
750,000	Iron Mountain Inc.		22,762,500

		4.3%	33,601,500

	Semiconductors
900,000	EZchip Semiconductor Ltd. [q,l]		22,149,000
3,100,000	PMC-Sierra Inc. [q]		19,933,000

		5.4%	42,082,000

	Services
575,000	MICROS Systems Inc. [q,l]	4.3%	32,987,750

	Software
1,785,000	Checkpoint Systems Inc. [q]		28,149,450
2,150,000	Compuware Corp.		24,101,500
150,000	VeriSign Inc. [q,l]		8,967,000

		7.9%	61,217,950

	Telecommunications Equipment
1,400,000	Ciena Corp. [q,l]		33,502,000
865,000	Finisar Corp. [q]		20,690,800
835,000	Harmonic Inc. [q]		6,162,300

		7.8%	60,355,100

	Transportation
2,010,000	UTi Worldwide Inc.	4.6%	35,295,600

	Utility & Power Distribution
680,000	Questar Corp.	2.0%	15,633,200

	Total investment in equities (cost $604,861,867)	99.2%	769,312,800

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of December 31, 2013 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
7,115,398	BBH Cash Management Service BTMU, Grand Cayman 0.03%, due 01/02/2014	0.9%	7,115,398

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
73,019,925	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.03%	9.4%	73,019,925

	Total short-term securities (cost $80,135,323)	10.3%	80,135,323

	Total securities (cost $684,997,190)	109.5%	849,448,123

	Payable upon return of securities loaned	(9.4%)	(73,019,925)

	Other assets and liabilities - net	(0.1%)	(772,981)

	Total net assets	100.0%	775,655,217

	Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2013.
	The total value of the securities on loan at December 31, 2013 was $71,519,454.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of December 31, 2013

Shares	Equities	Percent of Net Assets	Market Value ($)

	Building Materials
175,000	Simpson Manufacturing Co., Inc.	1.4%	6,427,750

	Communications Equipment
200,000	QUALCOMM Inc.	3.1%	14,850,000

	Computers
100,000	International Business Machines Corp.	3.9%	18,757,000

	Cosmetics & Personal Care
130,000	Procter & Gamble Co.	2.2%	10,583,300

	Electronic Components
675,000	Corning Inc.	2.5%	12,028,500

	Electronics
100,000	Agilent Technologies Inc.	1.2%	5,719,000

	Financial Services
200,000	Capital One Financial Corp.		15,322,000
650,000	Charles Schwab Corp.		16,900,000
500,000	First Horizon National Corp.		5,825,000
500,000	TCF Financial Corp.		8,125,000
325,000	Wells Fargo & Co.		14,755,000

		12.8%	60,927,000

	Food Products
415,000	Mondelez International Inc.		14,649,500
100,000	PepsiCo Inc.		8,294,000

		4.8%	22,943,500

	Insurance
75,000	Cigna Corp.	1.4%	6,561,000

	Machinery
80,000	Deere & Co.	1.5%	7,306,400

	Minerals & Mining
725,000	Dominion Diamond Corp. [q]	2.2%	10,411,000

	Natural Gas
175,000	MDU Resources Group Inc.	1.1%	5,346,250

	Networking Products
200,000	Cisco Systems Inc.		4,490,000
1,400,000	Riverbed Technology Inc. [q]		25,312,000

		6.3%	29,802,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
300,000	Abbott Laboratories		11,499,000
75,000	Allergan Inc.		8,331,000
100,000	Gilead Sciences Inc. [q]		7,515,000
140,000	Novartis AG (ADR)		11,253,200
22,000	Novo-Nordisk A/S (ADR)		4,064,720
175,000	Roche Holdings Ltd. (ADR)		12,285,000

		11.5%	54,947,920

	Retail
150,000	Target Corp.	2.0%	9,490,500

	Semiconductor Capital Equipment
1,200,000	Applied Materials Inc.	4.5%	21,228,000

	Semiconductors
450,000	Altera Corp.		14,638,500
565,000	Intel Corp.		14,667,400

		6.2%	29,305,900

	Software
100,000	Adobe Systems Inc. [q]		5,988,000
350,000	Autodesk Inc. [q]		17,615,500
150,000	Citrix Systems Inc. [q]		9,487,500
250,000	Intuit Inc.		19,080,000

		11.0%	52,171,000

	Telecommunications Provider
625,000	Shaw Communications Inc.	3.2%	15,212,500

	Transportation
325,000	C.H. Robinson Worldwide Inc.		18,960,500
450,000	Expeditors International of Washington Inc.		19,912,500
60,000	FedEx Corp.		8,626,200
75,000	Ryder System Inc.		5,533,500

		11.1%	53,032,700

	Total investment in equities (cost $353,271,252)	93.9%	447,051,220

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of December 31, 2013 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
30,060,740	BBH Cash Management Service
	BTMU, Grand Cayman 0.03%, due 01/02/2014	6.3%	30,060,740

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
31,585,950	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.03%	6.6%	31,585,950

	Total short-term securities (cost $61,646,690)	12.9%	61,646,690

	Total securities (cost $414,917,942)	106.8%	508,697,910

	Payable upon return of securities loaned	(6.6%)	(31,585,950)

	Other assets and liabilities - net	(0.2%)	(1,172,073)

	Total net assets	100.0%	475,939,887

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2013.
	The total value of the securities on loan at December 31, 2013 was $30,909,040.
	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of December 31, 2013

Shares	Hong Kong Equities	Percent of Net Assets	Market Value ($)
9,000	Biostime International Holdings Ltd.		80,379
75,000	Lenovo Group Ltd.		91,426
109,000	Li & Fung Ltd.		140,895
23,200	Television Broadcasts Ltd.		155,402

	Total investment in Hong Kong equities (cost $425,109)	13.9%	468,102

Shares	Indonesia Equities	Percent of Net Assets	Market Value ($)
4,000,000	PT Asuransi Multi Artha Guna		65,276
270,000	PT Bank Danamon Indonesia		83,937
180,000	PT Bank Rakyat Indonesia (Persero)		107,634
10,000	PT Siloam International Hospitals [q]		7,809

	Total investment in Indonesia equities (cost $294,608)	7.8%	264,656

Shares	Japan Equities	Percent of Net Assets	Market Value ($)
200	Fast Retailing Co., Ltd.		82,616
2,500	KDDI Corp.		154,060
1,000	Kyocera Corp.		49,999
8,000	Rakuten Inc.		119,404

	Total investment in Japan equities (cost $341,090)	12.0%	406,079

Shares	Singapore Equities	Percent of Net Assets	Market Value ($)
15,000	Keppel Corp., Ltd.		133,234
38,000	OSIM International Ltd.		69,303
29,000	Petra Foods Ltd.		73,973

	Total investment in Singapore equities (cost $265,047)	8.2%	276,510

Shares	South Korea Equities	Percent of Net Assets	Market Value ($)
125	Samsung Electronics Co., Ltd.		162,827

	Total investment in South Korea equities (cost $141,169)	4.8%	162,827

Shares	Taiwan Equities	Percent of Net Assets	Market Value ($)
43,000	Far EasTone Telecommunications Co., Ltd.		94,239
3,000	Hermes Microvision Inc.		97,459
25,000	Novatek Microelectronics Corp.		102,318

	Total investment in Taiwan equities (cost $283,754)	8.7%	294,016

Shares	Thailand Equities	Percent of Net Assets	Market Value ($)
5,000	Advanced Info Service Public Co., Ltd.		30,619
195,000	Amata Corp. Public Co., Ltd.		82,529
155,000	Home Product Center Public Co., Ltd.		44,501
10,000	Robinson Department Store Public Co., Ltd.		14,756
45,000	Thai Union Frozen Products Public Co., Ltd.		98,970
95,000	Thanachart Capital Public Co., Ltd.		94,127
131,000	TICON Industrial Connection Public Co., Ltd.		63,532

	Total investment in Thailand equities (cost $489,344)	12.7%	429,034

Shares	United States Equities	Percent of Net Assets	Market Value ($)
5,500	21Vianet Group Inc. (ADR) [q]		129,360
9,000	Applied Materials Inc.		159,210
2,800	Expeditors International of Washington Inc.		123,899
1,400	QUALCOMM Inc.		103,950
4,000	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)		69,760

	Total investment in United States equities (cost $509,796)	17.4%	586,179

	Total investment in equities (cost $2,749,917)	85.5%	2,887,403

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS ASIA FUND

Portfolio of Investments as of December 31, 2013 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
427,317	BBH Cash Management Service
	BTMU, Grand Cayman 0.03%, due 01/02/2014	12.7%	427,317

	Total short-term securities (cost $427,317)	12.7%	427,317

	Total securities (cost $3,177,234)	98.2%	3,314,720

	Other assets and liabilities - net	1.8%	61,160

	Total net assets	100.0%	3,375,880

	q This security is non-income producing.
	PT Perseroan Terbatas
	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of December 31, 2013

Principal Amount ($)	Commercial Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Commercial Mortgage-Backed Securities
1,220,000	DBUBS Mortgage Trust Series 2011-LC2 3.39%, due 07/10/2044		1,272,268
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046		1,013,717
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046		1,058,789
1,000,000	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047		1,050,602
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063		1,003,742

	Total investment in commercial mortgage-backed securities (cost $5,436,641)	3.1%	5,399,118

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Health Care Services
2,500,000	InterMune Inc. 2.50%, due 09/15/2018	1.3%	2,226,563

	Total investment in convertible bonds (cost $2,250,169)	1.3%	2,226,563

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,539,338	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1.0%	1,762,543

	Chemicals
2,500,000	Praxair Inc. 4.38%, due 03/31/2014		2,524,065
3,000,000	Praxair Inc. 4.50%, due 08/15/2019		3,323,115

		3.3%	5,847,180

	Computers
2,000,000	International Business Machines Corp. 3.38%, due 08/01/2023	1.1%	1,948,608

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014		2,056,820
4,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022		3,748,972

		3.3%	5,805,792

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	1.2%	2,070,688

	Food Products
3,000,000	Mondelez International Inc. 5.38%, due 02/10/2020	1.9%	3,388,170

	Health Care Products
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	1.2%	2,087,772

	Health Care Services
2,000,000	Cardinal Health Inc. 1.70%, due 03/15/2018	1.1%	1,957,220

	Internet
3,000,000	Google Inc. 3.63%, due 05/19/2021	1.8%	3,128,094

	Pharmaceuticals
3,000,000	Genentech Inc. 4.75%, due 07/15/2015		3,190,506
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015		3,132,870

		3.6%	6,323,376

	Retail
2,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021		2,073,144
750,000	Nordstrom Inc. 4.00%, due 10/15/2021		777,872
1,500,000	Starbucks Corp. 3.85%, due 10/01/2023		1,508,760
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015		3,691,681

		4.6%	8,051,457

	Semiconductor Capital Equipment
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	1.2%	2,070,130

	Software
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015		2,054,136
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,236,172

		2.4%	4,290,308

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of December 31, 2013 (continued)

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Telecommunications Equipment
500,000	Corning Inc. 6.63%, due 05/15/2019		600,567
1,000,000	Corning Inc. 3.70%, due 11/15/2023		984,866
2,500,000	Motorola Solutions Inc. 3.75%, due 05/15/2022		2,420,238

		2.3%	4,005,671

	Transportation
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019		2,194,020
3,000,000	FedEx Corp. 2.70%, due 04/15/2023		2,696,520

		2.8%	4,890,540

	Utility & Power Distribution
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	1.3%	2,237,952

	Waste Management
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015		3,195,093
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017		2,326,488

		3.1%	5,521,581

	Total investment in corporate bonds (cost $63,932,154)	37.2%	65,387,082

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Federal Agency Mortgage-Backed Securities
1,016,861	Fannie Mae Pool 931739 4.00%, due 08/01/2024		1,077,980
1,041,872	Fannie Mae Pool AD5108 3.50%, due 12/01/2025		1,090,275
955,568	Fannie Mae Pool AH0973 4.00%, due 12/01/2025		1,013,150
1,158,747	Fannie Mae Pool MA0695 4.00%, due 04/01/2031		1,210,560
988,971	Fannie Mae Pool MA0844 4.50%, due 08/01/2031		1,063,158
988,246	Fannie Mae Pool MA1607 3.00%, due 10/01/2033		973,681
1,008,759	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041		1,069,471
989,308	FHLMC Multifamily Structured Pass Through Certificates K-029 A1 2.84%, due 10/25/2022		1,007,290

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)
2,222,362	Freddie Mac Pool A93451 4.50%, due 08/01/2040		2,357,133
967,809	Freddie Mac Pool G07426 4.00%, due 06/01/2043		994,899
959,964	Freddie Mac Pool G14809 3.00%, due 07/01/2028		979,964

	Total investment in federal agency mortgage-backed securities (cost $12,931,388)	7.3%	12,837,561

Principal Amount ($)	Supranational Bonds	Percent of Net Assets	Market Value ($)

	Supranational Bonds
5,000,000	International Finance Corp. 0.50%, due 05/16/2016	2.8%	4,990,405

	Total investment in supranational bonds (cost $4,992,314)	2.8%	4,990,405

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)

	U.S. Government Treasury Bonds
6,000,000	U.S. Treasury 2.63%, due 06/30/2014		6,074,532
6,000,000	U.S. Treasury 2.38%, due 09/30/2014		6,099,612
2,000,000	U.S. Treasury 0.13%, due 12/31/2014		1,999,376
3,000,000	U.S. Treasury 2.50%, due 04/30/2015		3,090,585
3,000,000	U.S. Treasury 2.13%, due 05/31/2015		3,079,806
6,000,000	U.S. Treasury 1.88%, due 06/30/2015		6,145,314
2,000,000	U.S. Treasury 0.38%, due 11/15/2015		2,001,172
1,000,000	U.S. Treasury 1.50%, due 07/31/2016		1,022,812
2,000,000	U.S. Treasury 2.50%, due 06/30/2017		2,098,750
4,000,000	U.S. Treasury 2.75%, due 02/15/2019		4,191,248
2,000,000	U.S. Treasury 3.63%, due 08/15/2019		2,179,218
4,000,000	U.S. Treasury 3.38%, due 11/15/2019		4,302,500
5,000,000	U.S. Treasury 3.50%, due 05/15/2020		5,394,140

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of December 31, 2013 (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
6,000,000	U.S. Treasury 2.13%, due 08/15/2021		5,812,500
6,000,000	U.S. Treasury 2.00%, due 02/15/2022		5,693,904
6,000,000	U.S. Treasury 1.75%, due 05/15/2022		5,548,128
6,000,000	U.S. Treasury 2.00%, due 02/15/2023		5,565,936
3,000,000	U.S. Treasury 1.75%, due 05/15/2023		2,703,984
2,000,000	U.S. Treasury 2.50%, due 08/15/2023		1,920,624
4,000,000	U.S. Treasury 2.75%, due 11/15/2023		3,913,124
500,000	U.S. Treasury 3.50%, due 02/15/2039		470,860
1,114,890	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		1,193,628

	Total investment in U.S. government treasury bonds (cost $81,698,118)	45.8%	80,501,753

	Total investment in long-term securities (cost $171,240,784)	97.5%	171,342,482

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.25%, matures 10/15/2014	1.4%	2,382,055

	Time Deposits
1,162,463	BBH Cash Management Service BTMU, Grand Cayman 0.03%, due 01/02/2014	0.6%	1,162,463

	Total short-term securities (cost $3,544,518)	2.0%	3,544,518

	Total securities (cost $174,785,302)	99.5%	174,887,000

	Other assets and liabilities - net	0.5%	902,762

	Total net assets	100.0%	175,789,762

	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Assets

Investments in common stocks and bonds, at market value-Unaffliliated

(cost $450,683,544, $5,169,128,584, $180,170,434, $571,048,518, $353,271,252, $2,749,917, $171,240,784)	$567,132,950	$7,318,522,639	$228,719,891

Investments in stocks, at market value-Affliliated

(cost of $0, $325,967,151, $0, $33,813,349, $0, $0, $0)	-	411,352,250	-

Investments in short-term securities

(at cost which approximates market value)	57,462,026	527,254,331	19,573,876

Cash	170,535	263,083	367

Receivables

Dividends and interest	308,644	9,084,357	288,468

Capital shares sold	352,308	23,463,808	1,132,194

Due from Parnassus Investments	-	-	-

Other assets	53,584	255,495	34,069

Total assets	$625,480,047	$8,290,195,963	$249,748,865
Liabilities

Payable upon return of loaned securities	52,349,125	190,104,852	8,239,278

Payable for investment securities purchased	-	-	-

Capital shares redeemed	245,785	3,833,074	128,087

Fees payable to Parnassus Investments	342,531	4,351,540	175,218

Accounts payable and accrued expenses	241,774	617,979	43,897

Total liabilities	$53,179,215	$198,907,445	$8,586,480

Net assets	$572,300,832	$8,091,288,518	$241,162,385
Net assets consist of

Undistributed net investment income	1,049,129	120,773	7,209

Unrealized appreciation on securities and foreign currency	116,449,406	2,234,779,154	48,549,457

Accumulated net realized gain (loss) on securities and foreign currency	364,590	61,522,946	2,253,720

Capital paid-in	454,437,707	5,794,865,645	190,351,999

Total net assets	$572,300,832	$8,091,288,518	$241,162,385
Net asset value and offering per share

Net assets investor shares	$572,300,832	$6,282,234,642	$241,162,385

Net assets institutional shares	-	$1,809,053,876	-

Shares outstanding investor shares	12,478,753	171,289,485	9,608,936

Shares outstanding institutional shares	-	49,246,910	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$45.86	$36.68	$25.10

Institutional shares	-	$36.73	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Asia Fund	Parnassus Fixed-Income Fund

$732,414,300	$447,051,220	$2,887,403	$171,342,482

36,898,500	-	-	-

80,135,323	61,646,690	427,317	3,544,518

223	808	13	73

407,471	270,430	585	1,223,189

877,367	990,887	30,710	64,082

-	-	15,756	-

72,923	40,309	27,374	11,893

$850,806,107	$510,000,344	$3,389,158	$176,186,237

73,019,925	31,585,950	-	-

566,883	-	-	-

786,010	2,072,008	-	237,195

644,089	334,005	-	78,910

133,983	68,494	13,278	80,370

$75,150,890	$34,060,457	$13,278	$396,475

$775,655,217	$475,939,887	$3,375,880	$175,789,762

32,998	14,510	-	-

164,450,933	93,779,968	137,486	101,698

2,217,245	843,486	-	(40,310)

608,954,041	381,301,923	3,238,394	175,728,374

$775,655,217	$475,939,887	$3,375,880	$175,789,762

$775,655,217	$475,939,887	$3,375,880	$175,789,762

-	-	-	-

27,003,128	17,633,175	215,489	10,702,535

-	-	-	-

$28.72	$26.99	$15.67	$16.43

-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

STATEMENT OF OPERATIONS

December 31, 2013

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Investment income

Dividends – Unaffiliated	$7,027,229	$128,100,564	$3,288,358

Dividends – Affiliated	-	12,338,670	-

Interest	13,148	235,265	4,013

Securities lending	234,523	795,758	16,035

Foreign witholding tax	(84,470)	(2,145,232)	(38,258)

Total investment income	$7,190,430	$139,325,025	$3,270,148
Expenses

Investment advisory fees	3,262,486	39,527,949	1,585,133

Transfer agent fees

Investor shares	349,163	1,113,447	80,623

Institutional shares	-	300,128	-

Fund administration	180,785	2,305,256	67,825

Service provider fees	360,254	9,505,186	367,647

Reports to shareholders	90,915	654,523	25,764

Registration fees and expenses	41,026	107,160	24,050

Custody fees	16,714	252,738	10,658

Professional fees	46,917	166,591	23,532

Trustee fees and expenses	31,423	366,444	9,939

Proxy voting fees	4,884	4,884	4,884

Pricing service fees	3,679	6,110	3,679

Other expenses	15,391	139,923	2,983

Total expenses	$4,403,637	$54,450,339	$2,206,717

Fees waived by Parnassus Investments	-	-	-

Net expenses	$4,403,637	$54,450,339	$2,206,717

Net investment income (loss)	$2,786,793	$84,874,686	$1,063,431
Realized and unrealized gain (loss) on investments and foreign currency related transactions

Net realized gain from securities transactions	86,277,993	423,456,156	8,838,248

Net realized gain from foreign currency related transactions	-	-	-

Net change in unrealized appreciation (depreciation) of securities	60,377,042	1,369,149,479	37,143,232

Net change in unrealized depreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain (loss) on securities and foreign currency related transactions	$146,655,035	$1,792,605,635	$45,981,480

Net increase (decrease) in net assets resulting from operations	$149,441,828	$1,877,480,321	$47,044,911

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Asia Fund	Parnassus Fixed-Income Fund

$7,099,961	$6,070,736	$13,467	$-

-	-	-	-

5,380	8,945	297	4,753,577

526,366	16,375	-	351

(15,957)	(83,075)	(419)	-

$7,615,750	$6,012,981	$13,345	$4,753,928

6,230,716	2,957,280	19,882	1,000,652

848,268	143,878	1,818	127,756

-	-	-	-

255,161	131,917	633	70,826

948,497	611,317	278	226,360

164,574	53,245	1,942	48,616

52,695	32,343	23,951	32,003

32,421	12,403	5,967	12,392

63,225	32,795	26,909	22,703

44,544	20,926	100	13,665

4,884	4,884	1,148	-

3,679	3,679	9,200	3,059

19,329	11,292	267	6,121

$8,667,993	$4,015,959	$92,095	$1,564,153

-	-	(65,831)	(208,152)

$8,667,993	$4,015,959	$26,264	$1,356,001

$(1,052,243)	$1,997,022	$(12,919)	$3,397,927

51,506,771	30,555,638	9,274	2,750,811

-	-	819	-

129,860,100	68,276,432	193,089	(11,858,353)

-	-	(55,603)	-

$181,366,871	$98,832,070	$147,579	$(9,107,542)

$180,314,628	$100,829,092	$134,660	$(5,709,615)

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2013

	Parnassus Fund		Parnassus Equity Income Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Investment income from operations
Net investment income	$2,786,793	$2,822,728	$84,874,686	$65,061,663
Net realized gain from securities transactions	86,277,993	38,628,021	423,456,156	158,577,885
Net realized gain (loss) on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation of securities	60,377,042	49,389,071	1,369,149,479	429,061,129
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	-	-	-	-
Increase in net assets resulting from operations	$149,441,828	$90,839,820	$1,877,480,321	$652,700,677
Distributions
From net investment income
Investor shares	(23,310,790)	(9,038,094)	(75,672,898)	(99,149,285)
Institutional shares	-	-	(23,806,178)	(25,615,604)
From realized capital gains
Investor shares	(68,392,436)	(28,877,922)	(298,967,759)	(58,989,019)
Institutional shares	-	-	(85,271,546)	(14,243,218)
Distributions to shareholders	$(91,703,226)	$(37,916,016)	$(483,718,381)	$(197,997,126)
Capital share transactions
Investor shares
Proceeds from sale of shares	127,652,026	142,515,430	1,753,249,729	919,395,706
Reinvestment of dividends	88,480,097	36,803,472	359,378,243	148,863,674
Shares repurchased	(171,705,411)	(116,678,830)	(951,505,148)	(820,365,375)
Institutional shares
Proceeds from sale of shares	-	-	723,167,847	511,214,786
Reinvestment of dividends	-	-	78,288,791	27,478,143
Shares repurchased	-	-	(295,341,991)	(239,941,100)
Increase (decrease) in net assets from capital share transactions	44,426,712	62,640,072	1,667,237,471	546,645,834
Increase in net assets	$102,165,314	$115,563,876	$3,060,999,411	$1,001,349,385
Net Assets
Beginning of year	470,135,518	354,571,642	5,030,289,107	4,028,939,722
End of year	$572,300,832	$470,135,518	$8,091,288,518	$5,030,289,107
Undistributed net investment income	$1,049,129	$338,083	$120,773	$4,573,346
Shares issued and redeemed
Investor shares
Shares sold	2,810,597	3,472,615	51,448,911	32,388,933
Shares issued through dividend reinvestment	1,937,939	955,905	10,055,536	5,175,425
Shares repurchased	(3,842,660)	(2,921,063)	(27,983,088)	(28,783,567)
Institutional shares
Shares sold	-	-	21,335,971	17,890,411
Shares issued through dividend reinvestment	-	-	2,186,576	953,852
Shares repurchased	-	-	(8,690,922)	(8,287,202)
Net increase (decrease) in shares outstanding
Investor shares	905,876	1,507,457	33,521,359	8,780,791
Institutional shares	-	-	14,831,625	10,557,061

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

Parnassus Mid-Cap Fund		Parnassus Small-Cap Fund		Parnassus Workplace Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$1,063,431	$684,919	$(1,052,243)	$(108,870)	$1,997,022	$1,341,142
8,838,248	3,940,018	51,506,771	2,546,701	30,555,638	19,713,405
-	-	-	-	-	-
37,143,232	8,652,009	129,860,100	109,255,075	68,276,432	26,335,362
-	-	-	-	-	-
$47,044,911	$13,276,946	$180,314,628	$111,692,906	$100,829,092	$47,389,909

(2,476,509)	(1,876,476)	(10,911,928)	-	(8,653,869)	(6,214,474)
-	-	-	-	-	-

(5,652,614)	(2,209,948)	(33,887,690)	(125,438)	(25,084,295)	(14,123,379)
-	-	-	-	-	-
$(8,129,123)	$(4,086,424)	$(44,799,618)	$(125,438)	$(33,738,164)	$(20,337,853)

115,826,819	74,466,129	177,400,113	219,766,653	197,654,856	98,053,970
7,704,932	3,930,160	40,602,696	116,403	31,293,717	19,493,159
(50,249,048)	(19,922,223)	(257,842,979)	(296,295,200)	(101,128,527)	(79,838,936)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
73,282,703	58,474,066	(39,840,170)	(76,412,144)	127,820,046	37,708,193
$112,198,491	$67,664,588	$95,674,840	$35,155,324	$194,910,974	$64,760,249

128,963,894	61,299,306	679,980,377	644,825,053	281,028,913	216,268,664
$241,162,385	$128,963,894	$775,655,217	$679,980,377	$475,939,887	$281,028,913
$7,209	$100,402	$32,998	$-	$14,510	$89,589

5,093,991	3,722,881	6,802,548	9,853,128	7,784,676	4,415,685
311,933	197,820	1,452,585	5,429	1,174,236	904,869
(2,158,589)	(1,023,892)	(9,858,364)	(13,368,770)	(4,002,130)	(3,655,031)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

3,247,335	2,896,809	(1,603,231)	(3,510,213)	4,956,782	1,665,523
-	-	-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2013

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2013 (continued)

	Parnassus Asia Fund	Parnassus Fixed-Income Fund
	For Period April 30, 2013 (inception date) through December 31, 2013	Year Ended December 31, 2013	Year Ended December 31, 2012

Investment income (loss) from operations
Net investment income (loss)	$(12,919)	$3,397,927	$3,933,652
Net realized gain from securities transactions	9,274	2,750,811	443,957
Net realized gain on foreign currency related transactions	819	-
Net change in unrealized appreciation (depreciation) of securities	193,089	(11,858,353)	99,851
Net change in unrealized (depreciation) on foreign currency related transactions	(55,603)	-
Increase (decrease) in net assets resulting from operations	$134,660	$(5,709,615)	$4,477,460
Distributions
From net investment income
Investor shares	-	(3,426,303)	(4,126,137)
Institutional shares	-	-	-
From realized capital gains
Investor shares	-	(3,235,241)	(59,237)
Institutional shares	-	-	-
From return of capital
Investor shares	-	(682,090)	-
Institutional shares	-	-	-
Distributions to shareholders	$-	$(7,343,634)	$(4,185,374)
Capital share transactions
Investor shares
Proceeds from sale of shares	3,276,113	36,741,372	60,356,563
Reinvestment of dividends	-	6,579,766	3,656,843
Shares repurchased	(34,893)	(80,201,405)	(50,304,715)
Institutional shares
Proceeds from sale of shares	-	-	-
Reinvestment of dividends	-	-	-
Shares repurchased	-	-	-
Increase (decrease) in net assets from capital share transactions	3,241,220	(36,880,267)	13,708,691
Increase (decrease) in net assets	$3,375,880	$(49,933,516)	$14,000,777
Net Assets
Beginning of period	-	225,723,280	211,722,503
End of year	$3,375,880	$175,789,762	$225,723,280
Undistributed net investment income	$-	$-	$28,376
Shares issued and redeemed
Investor shares
Shares sold	217,799	2,133,356	3,432,411
Shares issued through dividend reinvestment	-	391,178	207,470
Shares repurchased	(2,310)	(4,674,156)	(2,862,335)
Institutional shares
Shares sold	-	-	-
Shares issued through dividend reinvestment	-	-	-
Shares repurchased	-	-	-
Net increase (decrease) in shares outstanding
Investor shares	215,489	(2,149,622)	777,546
Institutional shares	-	-	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of seven separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation.

2. Significant Accounting Policies

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices.

PARNASSUS FUNDS	Annual Report • 2013

Notes to Financial Statements (continued)

Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

Annual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (continued)

As part of our community development investment program, the Parnassus Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

PARNASSUS FUNDS	Annual Report • 2013

Notes to Financial Statements (continued)

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2010 or state taxing authorities before 2009.

Tax Matters and Distributions

At December 31, 2013, the cost of investments in long-term securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund		Parnassus Equity Income Fund		Parnassus Mid-Cap Fund
Distributions paid from:	2013	2012	2013	2012	2013	2012
Ordinary Income	$23,310,790	$9,038,094	$99,479,076	$124,764,889	$2,476,509	$1,876,476
Long-term capital gains	68,392,436	28,877,922	384,239,305	73,232,237	5,652,614	2,209,948
Total distributions	$91,703,226	$37,916,016	$483,718,381	$197,997,126	$8,129,123	$4,086,424

	Parnassus Small-Cap Fund		Parnassus Workplace Fund		Parnassus Asia Fund	Parnassus Fixed-Income Fund
Distributions paid from:	2013	2012	2013	2012	2013	2013	2012
Ordinary Income	$10,911,928	$-	$8,653,869	$6,214,474	$-	$3,426,303	$4,126,137
Long-term capital gains	33,887,690	125,438	25,084,295	14,123,379	-	3,235,241	59,237
Return of Capital	-	-	-	-	-	682,090	-
Total distributions	$44,799,618	$125,438	$33,738,164	$20,337,853	$-	$7,343,634	$4,185,374

Annual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (continued)

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Asia Fund	Parnassus Fixed-Income Fund
Cost of investment	$451,266,282	$5,495,175,339	$180,302,072	$604,969,752	$353,336,061	$2,749,917	$171,240,784
Unrealized appreciation	$117,734,497	$2,236,033,355	$48,924,020	$168,477,914	$94,001,720	$262,684	$3,317,924
Unrealized depreciation	1,285,091	1,254,201	374,563	4,026,981	221,752	125,198	3,216,226
Net unrealized appreciation	$116,449,406	$2,234,779,154	$48,549,457	$164,450,933	$93,779,968	$137,486	$101,698
Distributable earnings – ordinary income	$24,021,836	$95,026,503	$2,383,316	$10,944,927	$8,578,790	$-	$3,397,927
Distributable earnings – long-term capital gains	$64,787,788	$413,304,339	$7,631,364	$40,637,903	$24,571,372	$-	$2,791,122
Undistributed earnings – ordinary income	$1,049,129	$120,773	$7,209	$32,998	$14,510	$-	$-
Undistributed earnings – long-term capital gains	$947,328	$61,602,550	$2,397,743	$6,750,213	$1,512,005	$-	$-

At December 31, 2013, there were no estimated net capital loss carry forwards for the Parnassus Funds.

Post-October capital losses as of December 31, 2013, which are deferred until 2014 for income tax purposes were as follows:

Fund	Deferred Post-October Capital Loss
Parnassus Mid-Cap Fund	$12,385
Parnassus Small-Cap Fund	4,425,083
Parnassus Workplace Fund	603,710
Parnassus Fixed-Income Fund	40,310

Net investment income and net ordinary income are the same for all Funds for financial statement and income tax purposes during the year ended December 31, 2013. Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2013. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Increase in Undistributed Net Investment Income	Increase/Decrease in Undistributed Net Realized Gain/Loss	Increase/Decrease in Capital Paid-In
Parnassus Fund	$21,235,042	$(21,234,191)	$(851)
Parnassus Equity Income Fund	10,151,816	(11,132,100)	980,284
Parnassus Mid-Cap Fund	1,319,883	(1,349,424)	29,541
Parnassus Small-Cap Fund	11,997,170	(11,997,170)	-
Parnassus Workplace Fund	6,581,768	(6,581,768)	-
Parnassus Asia Fund	12,920	(10,093)	(2,827)
Parnassus Fixed-Income Fund	(20,455)	702,545	(682,090)

PARNASSUS FUNDS	Annual Report • 2013

Notes to Financial Statements (continued)

6. Fair Value Measurements

The following table summarizes the portfolios financial assets as of December 31, 2013, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$73,243,000	$-	$-	$73,243,000

Consumer Staples	19,237,000	-	-	19,237,000

Energy	12,800,000	-	-	12,800,000

Financials	53,847,850	-	-	53,847,850

Healthcare	55,494,450	-	-	55,494,450

Industrials	78,401,000	-	-	78,401,000

Information Technology	245,871,000	-	-	245,871,000

Materials	15,053,650	-	-	15,053,650

Utilities	13,185,000	-	-	13,185,000

Short-Term Investments	56,077,622	-	1,384,404	57,462,026
Total	$623,210,572	$-	$1,384,404	$624,594,976
Parnassus Equity Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$503,526,038	$-	$-	$503,526,038

Consumer Staples	1,372,330,730	-	-	1,372,330,730

Energy	632,938,450	-	-	632,938,450

Financials	156,182,000	-	-	156,182,000

Healthcare	868,048,184	-	-	868,048,184

Industrials	1,671,555,550	-	-	1,671,555,550

Information Technology	1,690,711,737	-	-	1,690,711,737

Materials	286,057,200	-	-	286,057,200

Utilities	548,525,000	-	-	548,525,000

Short-Term Investments	517,116,625	-	10,137,706	527,254,331
Total	$8,246,991,514	$-	$10,137,706	$8,257,129,220

Annual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Mid-Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$11,727,373	$-	$-	$11,727,373

Consumer Staples	6,137,000	-	-	6,137,000

Energy	22,715,566	-	-	22,715,566

Financials	16,315,825	-	-	16,315,825

Healthcare	28,053,327	-	-	28,053,327

Industrials	65,888,177	-	-	65,888,177

Information Technology	48,365,013	-	-	48,365,013

Materials	8,193,420	-	-	8,193,420

Utilities	21,324,190	-	-	21,324,190

Short-Term Investments	19,573,876	-	-	19,573,876
Total	$248,293,767	$-	$-	$248,293,767

Parnassus Small-Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$95,669,250	$-	$-	$95,669,250

Energy	40,171,500	-	-	40,171,500

Financials	53,722,500	-	-	53,722,500

Healthcare	44,438,750	-	-	44,438,750

Industrials	199,353,150	-	-	199,353,150

Information Technology	230,090,800	-	-	230,090,800

Materials	84,887,400	-	-	84,887,400

Utilities	20,979,450	-	-	20,979,450

Short-Term Investments	80,135,323	-	-	80,135,323
Total	$849,448,123	$-	$-	$849,448,123
Parnassus Workplace Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$24,703,000	$-	$-	$24,703,000

Consumer Staples	33,526,800	-	-	33,526,800

Financials	60,927,000	-	-	60,927,000

Healthcare	67,227,920	-	-	67,227,920

Industrials	66,766,850	-	-	66,766,850

Information Technology	178,142,400	-	-	178,142,400

Materials	10,411,000	-	-	10,411,000

Utilities	5,346,250	-	-	5,346,250

Short-Term Investments	61,646,690	-	-	61,646,690
Total	$508,697,910	$-	$-	$508,697,910

PARNASSUS FUNDS	Annual Report • 2013

Notes to Financial Statements (continued)

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Hong Kong	$-	$468,102	$-	$468,102

Indonesia	7,809	256,847	-	264,656

Japan	-	406,079	-	406,079

Singapore	-	276,510	-	276,510

South Korea	-	162,827	-	162,827

Taiwan	-	294,016	-	294,016

Thailand	-	429,034	-	429,034

United States	586,179	-	-	586,179

Short-Term Investments	427,317	-	-	427,317
Total	$1,021,305	$2,293,415	$-	$3,314,720

Parnassus Fixed-Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$-	$5,399,118	$-	$5,399,118

Convertible Bonds	-	2,226,563	-	2,226,563

Corporate Bonds	-	65,387,082	-	65,387,082

Federal Agency Mortgage-Backed Securities	-	12,837,561	-	12,837,561

Supranational Bonds	-	4,990,405	-	4,990,405

U.S. Government Treasury Bonds	-	80,501,753	-	80,501,753

Short-Term Investments	1,162,463	-	2,382,055	3,544,518
Total	$1,162,463	$171,342,482	$2,382,055	$174,887,000

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2013:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Fixed-Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2012	$1,384,196	$7,561,876	$2,382,055
Discounts/premiums amortization	208	(24,170)	-
Purchases	1,400,000	10,450,000	2,500,000
Sales	(1,400,000)	(7,850,000)	(2,500,000)
Balance as of December 31, 2013	$1,384,404	$10,137,706	$2,382,055

There were no significant transfers between Level 1, Level 2 and Level 3.

Annual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range/Weighted Average

Parnassus Fund
Certificates of Deposit	$893,362	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$491,042	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Equity Income Fund
Certificates of Deposit	$2,305,499	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$7,832,207	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Fixed-Income Fund
Community Development Loans	$2,382,055	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

In accordance with procedures established by the Funds’ trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of independent trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

PARNASSUS FUNDS	Annual Report • 2013

Notes to Financial Statements (continued)

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2013 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$323,836,139	$-	$370,113,784
Parnassus Equity Income Fund	74,498,687	2,173,270,420	-	1,045,398,984
Parnassus Mid-Cap Fund	-	98,216,716	-	37,130,775
Parnassus Small-Cap Fund	33,813,349	313,651,645	-	411,251,216
Parnassus Workplace Fund	-	217,082,082	-	140,855,387
Parnassus Asia Fund	-	2,792,655	-	52,441
Parnassus Fixed-Income Fund	-	65,392,728	-	93,719,461

The above includes purchases and sales of U.S. Government securities in the amount of $21,667,734 and $75,242,415 respectively within the Parnassus Fixed-Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Mid-Cap Fund and Parnassus Workplace Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100 million in assets, 1.05% of the next $400 million and 1.00% of the amount above $500 million. For the year ended December 31, 2013, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Fund and 1.20% of net assets for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund, and reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.45% of the net assets of the Parnassus Asia Fund.

Parnassus Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the next $400,000,000 and 0.60% of the amount above $500,000,000. Parnassus Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2013, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares and 0.78% of net assets for the Parnassus Equity Income Fund – Institutional Shares and reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed-Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Equity Income Fund and Parnassus Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.04% of average net assets under this new agreement for the year ended December 31, 2013.

Annual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Equity Income Fund – Institutional Shares does not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2013, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2013 is set forth below.

	Beginning shares as of January 1, 2013	Shares purchased	Shares sold	Ending shares as of December 31, 2013	Market Value of affiliates at December 31, 2013	Dividend Income January 1, 2013 - December 31, 2013
Parnassus Equity Income Fund
Name of Company:
Compass Minerals International Inc.	1,432,083	508,917	-	1,941,000	$155,377,050	$3,883,350
Northwest Natural Gas Co.	1,563,129	436,871	-	2,000,000	85,640,000	2,965,419
W&T Offshore Inc.	4,000,000	1,325,000	-	5,325,000	85,200,000	4,087,058
WD-40 Co.	1,131,000	9,000	-	1,140,000	85,135,200	1,402,843
Total Affiliates					$411,352,250	$12,338,670
Parnassus Small-Cap Fund
Name of Company:
Blount International Inc.	-	2,550,000	-	2,550,000	$36,898,500	$-
Total Affiliates					$36,898,500	$-

PARNASSUS FUNDS	Annual Report • 2013

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund
2013	$40.62	$0.25	$13.34	$13.59	$(1.94)	$(6.41)	$-	$(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	-	(3.14)
2010	34.82	0.15	5.67	5.82	(0.15)	-	-	(0.15)
2009	23.59	0.09	11.22	11.31	(0.08)	-	-	(0.08)
Parnassus Equity Income Fund – Investor Shares
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	-	(0.76)
2010	24.45	0.30	1.85	2.15	(0.29)	-	-	(0.29)
2009	19.29	0.33	5.15	5.48	(0.32)	-	-	(0.32)
Parnassus Equity Income Fund – Institutional Shares
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	-	(0.83)
2010	24.51	0.38	1.82	2.20	(0.35)	-	-	(0.35)
2009	19.34	0.31	5.22	5.53	(0.36)	-	-	(0.36)
Parnassus Mid-Cap Fund
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	-	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	-	(1.03)
2009	12.00	0.11	4.24	4.35	(0.07)	-	-	(0.07)
Parnassus Small-Cap Fund
2013	23.77	(0.04)	6.71	6.67	(0.41)	(1.31)	-	(1.72)
2012	20.08	- (c)	3.69	3.69	-	- (c)	-	- (c)
2011	23.95	(0.04)	(3.15)	(3.19)	- (c)	(0.68)	-	(0.68)
2010	17.92	0.15	6.53	6.68	(0.47)	(0.18)	-	(0.65)
2009	12.63	0.13	5.24	5.37	(0.08)	-	-	(0.08)
Parnassus Workplace Fund
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	-	(0.82)
2010	19.45	0.02	2.48	2.50	(0.50)	(0.64)	-	(1.14)
2009	12.22	0.03	7.56	7.59	(0.33)	(0.03)	-	(0.36)
Parnassus Asia Fund
For the period ended December 31, 2013(d)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Fixed-Income Fund
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (c)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	-	(0.58)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)	-	(0.94)
2009	16.19	0.51	0.69	1.20	(0.64)	(0.01)	-	(0.65)

Annual Report • 2013	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$45.86	34.22%	$572,301	0.86%		0.86%		0.54%		64.87%
40.62	26.04	470,136	0.90		0.90		0.70		52.72
35.23	(5.01)	354,572	0.94		0.94		0.33		74.43
40.49	16.71	444,457	0.97		0.97		0.42		51.77
34.82	47.94	351,176	1.00		0.99		0.31		53.24

36.68	34.01	6,282,235	0.87		0.87		1.28		16.93
29.20	15.43	4,023,309	0.90		0.90		1.38		24.34
26.35	3.13	3,398,905	0.94		0.94		1.19		63.04
26.31	8.89	3,150,408	0.99		0.99		1.23		54.30
24.45	28.73	2,364,691	0.99		0.99		1.63		60.16

36.73	34.13	1,809,054	0.69		0.69		1.44		16.93
29.26	15.64	1,006,980	0.68		0.68		1.59		24.34
26.41	3.40	630,035	0.70		0.70		1.43		63.04
26.36	9.07	407,423	0.75		0.75		1.54		54.30
24.51	28.97	192,987	0.77		0.77		1.51		60.16

25.10	28.27	241,162	1.14		1.14		0.55		20.70
20.27	18.58	128,964	1.23		1.20		0.79		22.82
17.69	3.33	61,299	1.24		1.20		0.35		38.67
18.25	18.70	36,811	1.46		1.20		1.73		53.22
16.28	36.26	22,804	1.73		1.20		0.78		40.11

28.72	28.33	775,655	1.20		1.20		(0.15)		49.36
23.77	18.40	679,980	1.23		1.20		(0.02)		32.85
20.08	(13.29)	644,825	1.22		1.20		(0.18)		39.50
23.95	37.37	445,343	1.30		1.20		0.75		35.33
17.92	42.50	115,168	1.47		1.20		0.81		46.00

26.99	31.15	475,940	1.07		1.07		0.53		41.20
22.17	22.03	281,029	1.14		1.14		0.54		69.25
19.64	(1.62)	216,269	1.16		1.16		0.22		47.22
20.81	12.96	143,491	1.25		1.20		0.09		53.85
19.45	62.13	95,300	1.36		1.20		0.16		32.73

15.67	4.47 (e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)

16.43	(2.71)	175,790	0.78		0.68		1.70		35.15
17.56	2.08	225,723	0.79		0.75		1.78		5.45
17.53	7.24	211,723	0.81		0.75		1.92		29.25
16.90	6.61	180,186	0.83		0.75		2.60		56.06
16.74	7.48	137,924	0.87		0.75		3.07		46.24

Please see footnotes on page 70.

PARNASSUS FUNDS	Annual Report • 2013

Financial Highlights (continued)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund – Investor Shares, 0.78% for the Parnassus Equity Income Fund – Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund, 1.45% for the Parnassus Asia Fund and 0.68% for the Parnassus Fixed-Income Fund.

(c) Amount less than $0.01.

(d) The Parnassus Asia Fund commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(e) Not annualized for periods less than one year.

(f) Annualized.

Annual Report • 2013	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited)

Board of Trustees and Officers

Independent Trustees§

Name	Herbert A. Houston	Donald J. Boteler	Donald V. Potter	Jeanie S. Joe

Age	70	65	68	66

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee	Trustee, Audit Committee Chairman	Lead Independent Trustee	Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1998 for Parnassus Funds. Retired effective December 31, 2013.	Indefinite. Since 2012.	Indefinite. Since 2002.	Indefinite. Since October 2004.

Principal Occupation(s) During Past 5 Years	Healthcare consultant and owner of several small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. from 1987 to 1998.	Vice President, Operations & Continuing Education, Investment Company Institute, from 1986 to March 2012.	President of Strategystreet.com business strategy.	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, until 2009.

Portfolios in the Fund Complex Overseen by Trustee	Seven	Seven	Seven	Seven

Other Directorships Held by Trustee	None	Independent Trustee, FAM Funds, from October 2012 to present.	None	None

PARNASSUS FUNDS	Annual Report • 2013

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

	Independent Trustees§	Interested Trustee†

Name	Alecia A. DeCoudreaux	Jerome L. Dodson

Age	59	70

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee	President and Trustee

Term of Office and Length of Service	Indefinite. Since December 2013	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	President of Mills College since 2011. Vice President and Deputy General Counsel of Eli Lilly from 2010-2011. Vice President and General Counsel of Lilly U.S.A from 2005-2009.	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984.

Portfolios in the Fund Complex Overseen by Trustee	Seven	Seven

Other Directorships Held by Trustee	None	None

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
†

An “interested” trustee is a trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

The governing documents for the Trusts include a mandatory retirement age of 70 for independent trustees. Herbert A. Houston reached age 70 during 2013 and retired effective December 31, 2013. The Independent trustees elected Alecia A. DeCoudreaux to serve as a trustee effective December 10, 2013. Also on December 10, the independent trustees named Donald V. Potter as Lead Independent Trustee, replacing Herbert A. Houston in this role.

Additional information about the Fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Annual Report • 2013	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§

Name	Todd C. Ahlsten	Marc C. Mahon	Richard D. Silberman	John V. Skidmore II

Age	41	36	75	48

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Treasurer	Secretary	Chief Compliance Officer and Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2007.	Indefinite. Since 1986.	Indefinite. Since 2008.

Principal Occupation(s) During Past 5 Years	Vice President of the Parnassus Funds and Parnassus Income Funds since 2001. Chief Investment Officer of Parnassus Investments since 2007. Director of Research at Parnassus Investments from 1995 to 2007. Portfolio Manager of Parnassus Equity Income Fund since 2001.	Chief Financial Officer of Parnassus Investments since December 2007. Treasurer of Parnassus Funds and Parnassus Income Funds since March 2007.	Retired business lawyer.	Chief Compliance Officer of Parnassus Investments since February 2008.

PARNASSUS FUNDS	Annual Report • 2013

ADDITIONAL INFORMATION (unaudited) (continued)

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2013, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	27.83%	27.86%

Parnassus Equity Income Fund	98.96%	98.98%

Parnassus Mid-Cap Fund	99.17%	99.25%

Parnassus Small-Cap Fund	48.08%	48.26%

Parnassus Workplace Fund	64.58%	64.61%

Parnassus Asia Fund	NA	NA

Parnassus Fixed-Income Fund	0.00%	0.00%

Go Paperless with E-Delivery

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnasssus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2013. During the fiscal year ending December 31, 2013 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2012 and 2013 were $78,783 and $131,302 respectively and the Parnassus Income Funds fiscal year ended December 31, 2012 and 2013 were $77,617 and $121,198 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2012 and 2013 were $15,540 and $52,080 respectively and the Parnassus Income Funds fiscal years ended December 31, 2012 and 2013 were $9,660 and $64,870 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $15,540 and $52,080 for the Parnassus Funds fiscal years ended December 31, 2012 and 2013, respectively and $9,660 and $64,870 for the Parnassus Income Funds fiscal years ended December 31, 2012 and 2013, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 7, 2014	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 7, 2014

	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: February 7, 2014

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Treasurer